UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-24099)

FIS Trust
(Exact name of registrant as specified in charter)

8080 North Central Expressway, Suite 1700

Dallas, Texas 75206
(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

New Castle County

Wilmington, DE 19801
(Name and address of agent for service)

(480) 295-7020

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Arimathea Catholic Core Bond ETF
SHRD (Principal U.S. Listing Exchange: NYSE Arca, Inc.)
Annual Shareholder Report | June 30, 2026
This annual shareholder report contains important information about the Arimathea Catholic Core Bond ETF (the “Fund”)  for the period of June 12, 2026, to June 30, 2026. You can find additional information about the Fund at https://faithinvestorservices.com/etfs/shrd/. You can also request this information by contacting us at 1-833-833-1311.
WHAT WERE THE FUND COSTS FOR THE PERIOD? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment*	Costs paid as a percentage of a $10,000 investment**
Arimathea Catholic Core Bond ETF	$3	0.52%
*	Amount shown reflects the expenses of the Fund from June 12, 2026 through June 30, 2026. Expenses would be higher if the reporting period represented a full year.
**	Annualized
HOW DID THE FUND PERFORM DURING THE PERIOD AND WHAT AFFECTED ITS PERFORMANCE?
For the period from June 12, 2026 through June 30, 2026, the Fund’s net asset value (“NAV”) return was 0.06% compared to its benchmark index, the Bloomberg U.S. Aggregate Bond Index, which returned 0.15%.
During the period the Fund stepped into a market marked by a bear-flattening Treasury curve, tighter credit spreads, and a new Federal Reserve  regime under Chairman Kevin Warsh, and the adviser positioned the portfolio with a modestly short-duration bias, overweights to Treasury and Financial Institutions, and underweights to MBS Passthrough and Industrial credit relative to the benchmark. At period-end the Fund held 87 positions worth $12.12 million with a 4.76% yield to worst and 5.66-year duration, in line with the benchmark’s yield and duration, and its Treasury overweight and zero weights to CMBS, ABS, and Agency securities reflected the Fund’s modest scale during the launch window rather than any directional view on rates or sectors.
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment.The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees were deducted.
CUMULATIVE TOTAL RETURN (%)

Since Inception (06/12/2026)
Arimathea Catholic Core Bond ETF NAV	0.06
Bloomberg U.S. Aggregate Bond Index	0.15
Visit https://faithinvestorservices.com/etfs/shrd/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Arimathea Catholic Core Bond ETF	PAGE 1	TSR-AR-337959308

KEY FUND STATISTICS (as of June 30, 2026)

Net Assets	$11,999,033
Number of Holdings	87
Net Advisory Fee	$2,223
Portfolio Turnover	0%
30-Day SEC Yield	0.00%
WHAT DID THE FUND INVEST IN? (% of net assets as of  June 30, 2026)
Sector Breakdown*

Top 10 Issuers
United States Treasury Note/Bond	56.7%
Federal National Mortgage Association	10.6%
Federal Home Loan Mortgage Corp.	5.5%
Charter Communications Operating LLC / Charter Communications Operating Capital	1.5%
JPMorgan Chase & Co.	0.8%
Alphabet, Inc.	0.8%
American Assets Trust LP	0.8%
American Express Co.	0.8%
Salesforce, Inc.	0.8%
Oracle Corp.	0.8%
Geographic Breakdown
*	The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
For additional information about the Fund, including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://faithinvestorservices.com/etfs/shrd/.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be  householded, please contact Faith Investor Services, LLC at 1-833-833-1311, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Faith Investor Services, LLC or your financial intermediary.
Arimathea Catholic Core Bond ETF	PAGE 2	TSR-AR-337959308

FIS Bright Portfolios Core Bond ETF
BRIB (Principal U.S. Listing Exchange: NYSE Arca, Inc.)
Annual Shareholder Report | June 30, 2026
This annual shareholder report contains important information about the FIS Bright Portfolios Core Bond ETF (the “Fund”)  for the period of March 19, 2026, to June 30, 2026. You can find additional information about the Fund at https://faithinvestorservices.com/etfs/brib/. You can also request this information by contacting us at 1-833-833-1311.
WHAT WERE THE FUND COSTS FOR THE PERIOD? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment*	Costs paid as a percentage of a $10,000 investment**
FIS Bright Portfolios Core Bond ETF	$14	0.49%
*	Amount shown reflects the expenses of the Fund from March 19, 2026 through June 30, 2026. Expenses would be higher if the reporting period represented a full year.
**	Annualized
HOW DID THE FUND PERFORM DURING THE PERIOD AND WHAT AFFECTED ITS PERFORMANCE?
For the period from March 19, 2026 through June 30, 2026, the Fund’s net asset value (“NAV”) return was 0.92% compared to its benchmark index, the Bloomberg U.S. Aggregate Bond Index, which returned 0.58%.
Fixed income markets were weak over the Fund’s first fiscal period. Intermediate and longer maturity bonds declined in March 2026 as yields rose, with the broad investment grade market falling approximately 1.4% in that month alone. Conditions stabilized thereafter, and the market posted small positive returns in each of April, May and June. For the period as a whole the broad investment grade market declined modestly while short-dated instruments produced positive returns, reflecting an environment in which income accrual rather than price appreciation drove results. The Fund is managed as a laddered portfolio of investment grade corporate bonds with staggered maturities. Before any security is considered,  Bright Portfolios, LLC, the sub-adviser,  applies its elimination framework to the issuer, screening on the basis of the products and services the issuer sells. Eligible bonds are then selected on credit quality, duration, yield and portfolio fit. The Fund generally intends to hold bonds to maturity and to reinvest maturing proceeds, which limits turnover and emphasizes income accrual over trading.
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment.The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees were deducted.
CUMULATIVE TOTAL RETURN (%)

Since Inception (03/19/2026)
FIS Bright Portfolios Core Bond ETF NAV	0.92
Bloomberg U.S. Aggregate Bond Index	0.58
Visit https://faithinvestorservices.com/etfs/brib/ for more recent performance information.
FIS Bright Portfolios Core Bond ETF	PAGE 1	TSR-AR-337959407

*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS (as of June 30, 2026)

Net Assets	$52,442,228
Number of Holdings	101
Net Advisory Fee	$51,341
Portfolio Turnover	0%
30-Day SEC Yield	4.53%
WHAT DID THE FUND INVEST IN? (% of net assets as of  June 30, 2026)
Sector Breakdown*

Top 10 Issuers
Genuine Parts Co.	2.2%
Revvity, Inc.	2.1%
DCP Midstream Operating LP	2.1%
Trimble, Inc.	2.1%
Expedia Group, Inc.	2.1%
Lennar Corp.	2.1%
Valero Energy Corp.	2.1%
Arizona Public Service Co.	2.1%
Darden Restaurants, Inc.	2.1%
IQVIA, Inc.	2.1%
Geographic Breakdown
*	The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
For additional information about the Fund, including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://faithinvestorservices.com/etfs/brib/.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be  householded, please contact Faith Investor Services, LLC at 1-833-833-1311, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Faith Investor Services, LLC or your financial intermediary.
FIS Bright Portfolios Core Bond ETF	PAGE 2	TSR-AR-337959407

FIS Bright Portfolios Focused Equity ETF
BRIF (Principal U.S. Listing Exchange: NYSE Arca, Inc.)
Annual Shareholder Report | June 30, 2026
This annual shareholder report contains important information about the FIS Bright Portfolios Focused Equity ETF (the “Fund”)  for the period of June 1, 2026, to June 30, 2026. You can find additional information about the Fund at https://faithinvestorservices.com/etfs/brif/. You can also request this information by contacting us at 1-833-833-1311.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE PERIOD? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment*	Costs paid as a percentage of a $10,000 investment**
FIS Bright Portfolios Focused Equity ETF	$5	0.65%
*	Amount shown reflects the expenses of the Fund from June 1, 2026 through June 30, 2026. Expenses would be higher if the reporting period represented a full year.
**	Annualized
HOW DID THE FUND PERFORM DURING THE PERIOD AND WHAT AFFECTED ITS PERFORMANCE?
For the period from June 1, 2026 through June 30, 2026, a relatively short period, the Fund  returned 3.38% based on net asset value. The Fund’s benchmark, the  MSCI USA Index, returned -0.92% over the same period.
U.S. equity markets declined modestly during the period, with the MSCI USA Index falling 0.92%. Beneath that headline, dispersion between individual securities was unusually wide. Several of the largest semiconductor and artificial intelligence related companies that had led the market over the prior year sold off sharply, while industrials, health care and a number of technology companies outside that group advanced. The period was therefore an unfavorable one for concentrated exposure to the largest index constituents and a favorable one for portfolios with earnings driven breadth. The Fund is managed using  Bright Portfolios, LLC’s  (the “Sub-Adviser”) proprietary Bright Earnings  LifeCycle model, which classifies companies according to their position in the earnings revision cycle and combines that assessment with quality and valuation measures. The Sub-Adviser seeks companies whose earnings expectations are improving before that improvement is reflected in share prices, and trims or exits positions once those expectations become widely recognized and valuations extend. Before any security is eligible for purchase, the issuer must clear the Sub-Adviser’s  Common Good elimination framework, which screens issuers on the basis of the products and services they sell. The Fund held a concentrated portfolio of approximately 47 positions during the period. The Fund outperformed its benchmark by more than four percentage points during the period, and did so without assistance from its largest holdings. Palo Alto Networks, Inc. was the single largest contributor. Micron Technology, Inc.,  AbbVie, Inc., Eli Lilly & Co., Caterpillar, Inc. and Cummins, Inc. each contributed meaningfully, as did  Allstate Corp. and ASML Holding NV. The breadth of these contributions across technology, health care, industrials and financials reflects the Sub-Adviser’s process of identifying improving earnings expectations across a range of industries rather than within a single theme. The Fund’s two largest positions,  Broadcom, Inc. and NVIDIA  Corp., both detracted during the period. That the Fund produced a positive return in a declining market despite losses in its two largest holdings reflects the contribution of the balance of the portfolio.

Top Contributors
↑	Palo Alto Networks, Inc.
↑	Micron Technology, Inc.
↑	AbbVie, Inc.

Top Detractors
↓	Broadcom, Inc.
↓	Oracle Corp.
↓	NVIDIA Corp.
FIS Bright Portfolios Focused Equity ETF	PAGE 1	TSR-AR-337959209

HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment.The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees were deducted.
ANNUAL AVERAGE TOTAL RETURN (%)

	06/01/2026 - 06/30/2026	1 Year	Since Inception (12/20/2024)
FIS Bright Portfolios Focused Equity ETF NAV	3.38	35.89	30.03
MSCI USA Net Total Return USD Index	-0.92	21.46	18.23
Visit https://faithinvestorservices.com/etfs/brif/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS (as of June 30, 2026)

Net Assets	$154,289,336
Number of Holdings	47
Net Advisory Fee	$79,957
Portfolio Turnover	6%
30-Day SEC Yield	0.37%
WHAT DID THE FUND INVEST IN? (% of net assets as of  June 30, 2026)
Sector Breakdown*

Top 10 Issuers
NVIDIA Corp.	8.0%
Broadcom, Inc.	5.3%
Palo Alto Networks, Inc.	4.8%
First American Treasury Obligations Fund	4.5%
Eli Lilly & Co.	4.4%
Dell Technologies, Inc.	3.7%
Cisco Systems, Inc.	3.5%
Arista Networks, Inc.	3.4%
Cummins, Inc.	3.4%
Linde PLC	3.1%
Geographic Breakdown
*	The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
**	Represents less than 0.05%.
FIS Bright Portfolios Focused Equity ETF	PAGE 2	TSR-AR-337959209

MATERIAL FUND CHANGES
Changes to the Fund’s Fiscal Year:
At a meeting held on February 18, 2026, the Board approved a change in the Fund’s fiscal year end from May 31 to June 30. As of June 1, 2026, the Fund changed its financial reporting and tax reporting fiscal year end to a June 30 fiscal year end from a May 31 fiscal year end.
For additional information about the Fund, including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://faithinvestorservices.com/etfs/brif/.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be  householded, please contact Faith Investor Services, LLC at 1-833-833-1311, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Faith Investor Services, LLC or your financial intermediary.
FIS Bright Portfolios Focused Equity ETF	PAGE 3	TSR-AR-337959209

FIS Christian Stock Fund
PRAY (Principal U.S. Listing Exchange: NYSE Arca, Inc.)
Annual Shareholder Report | June 30, 2026
This annual shareholder report contains important information about the FIS Christian Stock Fund (the “Fund”)  for the period of June 1, 2026, to June 30, 2026. You can find additional information about the Fund at https://faithinvestorservices.com/pray/. You can also request this information by contacting us at 1-833-833-1311.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE PERIOD? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment*	Costs paid as a percentage of a $10,000 investment**
FIS Christian Stock Fund	$6	0.68%
*	Amount shown reflects the expenses of the Fund from June 1, 2026 through June 30, 2026. Expenses would be higher if the reporting period represented a full year.
**	Annualized
HOW DID THE FUND PERFORM DURING THE PERIOD AND WHAT AFFECTED ITS PERFORMANCE?
For the period from June 1, 2026 through June 30, 2026, a relatively short period, the Fund generated positive returns of 0.06% for the month. This performance was slightly above the  MSCI WORLD Index return of -0.72%.
Against both benchmarks, security selection played a strong role relative to sector allocation. Relative to MSCI ACWI Index, the sectors with the largest positive contribution were industrials, consumer discretionary, and real estate. The three sectors with the largest negative contribution were financials, health care and consumer staples.
Taiwan Semiconductor Manufacturing Co. Ltd. (“TSMC”) was the largest contributor to returns during June.  TSMC is one of the largest semiconductor companies in the world and has been driving shareholder value as the largest semiconductor foundry globally. ASML Holding NV was the second largest contributor to returns which benefited from strong demand for lithography machines used in the semiconductor manufacturing process. Caterpillar, Inc. was the third largest contributor and benefited from healthy demand for construction equipment, based in part on particularly strong data center construction outlook. Comfort Systems USA, Inc. was the fourth largest contributor to returns with growth in its business of supplying  HVAC systems to a range of commercial customers including data centers. The fifth largest contributor, United Rentals, Inc. benefited from strong demand related to the company’s construction equipment leasing business.
Broadcom, Inc. (“Broadcom”) was the largest portfolio detractor during June as the shares consolidated strong gains realized during the prior two months. Microsoft was the second largest detractor as investors have remained concerned about artificial intelligence (“AI”) threats to its software business while overlooking the AI benefits associated with Microsoft’s Azure data center opportunities.  NVIDIA  Corp. was the third largest detractor, which like Broadcom consolidated strong gains realized during April and May. The shares of Intercontinental Exchange, Inc. were weak during the period in part due to concerns related to prediction markets and mortgage origination and refinancing volume in the context of higher interest rates. The shares of Alphabet Inc. were weak during June as the stock also consolidated strong gains realized earlier in the second quarter.

Top Contributors
↑	Taiwan Semiconductor Manufacturing Co. Ltd.
↑	ASML Holding NV
↑	Caterpillar, Inc.
↑	Comfort Systems USA, Inc.
↑	United Rentals, Inc.
FIS Christian Stock Fund	PAGE 1	TSR-AR-337959100

Top Detractors
↓	Broadcom, Inc.
↓	Microsoft Corp.
↓	NVIDIA Corp.
↓	Intercontinental Exchange, Inc.
↓	Alphabet Inc. - Class A
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment.The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees were deducted.
ANNUAL AVERAGE TOTAL RETURN (%)

	06/01/2026 - 6/30/2026	1 Year	Since Inception (02/08/2022)
FIS Christian Stock Fund NAV	0.06	16.62	9.18
MSCI WORLD Index Net (USD)	-0.72	21.34	12.63
MSCI ACWI Net Total Return Index (USD)	-0.80	23.67	12.47
Visit https://faithinvestorservices.com/pray/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS (as of June 30, 2026)

Net Assets	$78,524,081
Number of Holdings	68
Net Advisory Fee	$44,821
Portfolio Turnover	0%
30-Day SEC Yield	0.47%
FIS Christian Stock Fund	PAGE 2	TSR-AR-337959100

WHAT DID THE FUND INVEST IN? (% of net assets as of  June 30, 2026)
Sector Breakdown*

Top 10 Issuers
Samsung Electronics Co. Ltd.	7.2%
NVIDIA Corp.	6.1%
Casey’s General Stores, Inc.	4.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.2%
Comfort Systems USA, Inc.	3.6%
Alphabet, Inc.	3.2%
Interactive Brokers Group, Inc.	3.2%
Broadcom, Inc.	2.9%
ASML Holding NV	2.5%
Prosus NV	2.3%
Geographic Breakdown
*	The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
MATERIAL FUND CHANGES
Changes to the Fund’s Fiscal Year:
At a meeting held on February 18, 2026, the Board approved a change in the Fund’s fiscal year end from May 31 to June 30. As of June 1, 2026, the Fund changed its financial reporting and tax reporting fiscal year end to a June 30 fiscal year end from a May 31 fiscal year end.
For additional information about the Fund, including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://faithinvestorservices.com/pray/.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be  householded, please contact Faith Investor Services, LLC at 1-833-833-1311, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Faith Investor Services, LLC or your financial intermediary.
FIS Christian Stock Fund	PAGE 3	TSR-AR-337959100

FIS Faith Income ETF
FTHB (Principal U.S. Listing Exchange: NYSE Arca, Inc.)
Annual Shareholder Report | June 30, 2026
This annual shareholder report contains important information about the FIS Faith Income ETF (the “Fund”)  for the period of March 19, 2026, to June 30, 2026. You can find additional information about the Fund at https://faithinvestorservices.com/etfs/fthb/. You can also request this information by contacting us at 1-833-833-1311.
WHAT WERE THE FUND COSTS FOR THE PERIOD? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment*	Costs paid as a percentage of a $10,000 investment**
FIS Faith Income ETF	$19	0.65%
*	Amount shown reflects the expenses of the Fund from March 19, 2026 through June 30, 2026. Expenses would be higher if the reporting period represented a full year.
**	Annualized
HOW DID THE FUND PERFORM DURING THE PERIOD AND WHAT AFFECTED ITS PERFORMANCE?
For the period from March 19, 2026 through June 30, 2026, the Fund’s net asset value (“NAV”) return was 2.05% compared to its benchmark index, the Bloomberg U.S. Aggregate Bond Index, which returned 0.58%.
The portfolio focused on investment grade credit, a modestly underweight duration bias, and an overweight to financials issuers (in particular MREITs, BDCs, and insurers). Performance was strong versus the benchmark due to the underweight duration bias and overweight to financials and a convertible bond from a SaaS company.
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment.The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees were deducted.
CUMULATIVE TOTAL RETURN (%)

Since Inception (03/19/2026)
FIS Faith Income ETF NAV	2.05
Bloomberg U.S. Aggregate Bond Index	0.58
Visit https://faithinvestorservices.com/etfs/fthb/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
FIS Faith Income ETF	PAGE 1	TSR-AR-337959506

KEY FUND STATISTICS (as of June 30, 2026)

Net Assets	$6,061,157
Number of Holdings	18
Net Advisory Fee	$8,358
Portfolio Turnover	52%
30-Day SEC Yield	4.62%
WHAT DID THE FUND INVEST IN? (% of net assets as of  June 30, 2026)
Sector Breakdown*

Top 10 Issuers
United States Treasury Note/Bond	43.9%
First American Treasury Obligations Fund	5.3%
Rithm Capital Corp.	5.0%
MFA Financial, Inc.	4.9%
Chevron USA, Inc.	4.5%
Apple, Inc.	4.5%
Nissan Motor Acceptance Co. LLC	4.4%
Morgan Stanley	4.4%
Walmart, Inc.	4.0%
Coca-Cola Co.	4.0%
Geographic Breakdown
*	The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
For additional information about the Fund, including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://faithinvestorservices.com/etfs/fthb/.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be  householded, please contact Faith Investor Services, LLC at 1-833-833-1311, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Faith Investor Services, LLC or your financial intermediary.
FIS Faith Income ETF	PAGE 2	TSR-AR-337959506

FIS Tactical Equity ETF
ACTS (Principal U.S. Listing Exchange: NYSE Arca, Inc.)
Annual Shareholder Report | June 30, 2026
This annual shareholder report contains important information about the FIS Tactical Equity ETF (the “Fund”)  for the period of March 19, 2026, to June 30, 2026. You can find additional information about the Fund at https://faithinvestorservices.com/etfs/acts/. You can also request this information by contacting us at 1-833-833-1311.
WHAT WERE THE FUND COSTS FOR THE PERIOD? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment*	Costs paid as a percentage of a $10,000 investment**
FIS Tactical Equity ETF	$21	0.69%
*	Amount shown reflects the expenses of the Fund from March 19, 2026 through June 30, 2026. Expenses would be higher if the reporting period represented a full year.
**	Annualized
HOW DID THE FUND PERFORM DURING THE PERIOD AND WHAT AFFECTED ITS PERFORMANCE?
For the period from fund inception on March 19, 2026 through June 30, 2026 the Fund  rose 17.87%. This performance was well above the S&P 500® Total Return Index  return of 13.56%.
Against the  S&P 500® Total Return Index benchmark, security selection drove about 95% of the  outperformance with the balance a function of sector allocation. Relative to the  S&P 500®,  the sectors with the largest positive contribution were industrials, health care and utilities. The three sectors with the largest negative contribution were materials, consumer discretionary and consumer staples.
Amkor Technology, Inc.  drove the largest contribution during the period on the back of a June partnership announcement with  TSMC plus customer wins with AMD and Nvidia. Bloom Energy Corp. delivered strong performance as power demand from AI-driven data centers accelerated the adoption of its fuel cell solutions. Carpenter Technology Corp. performed well on strong demand within commercial aerospace and defense markets from both OEMS and aftermarket  parts and services all played a role in improved investor views of the shares. The shares of KLA Corp. performed well on a strong outlook for the semiconductor advanced packaging and inspection business segments. Monolithic Power Systems, Inc. outpaced the broader market primarily due to surging demand for its high-performance power management integrated circuits used in artificial intelligence servers and cloud data center infrastructure.
InterDigital, Inc. saw the weakest investment performance during the period on the back of revenue volatility inherent to its patent licensing model and market anxiety around the timing of major handset contract renewals. TIM SA  faced headwinds in 2Q26 after macro pressures—including foreign exchange volatility in the Brazilian Real and elevated domestic interest rates—weighed on Brazilian equities. Ubiquiti, Inc. experienced share price weakness as sequential revenue growth cooled and quarterly financial results fell short of expectations. Although year-over-year metrics appeared solid, high input cost volatility—particularly memory chip surcharges implemented across its networking hardware line—raised demand elasticity and gross margin concerns. EQT Corp.’s financial results were impacted by a sequential drop in natural gas prices following peak winter demand. The compression in margins also reflected losses on natural gas hedging positions.  Jack Henry & Associates, Inc.  faced  headwinds as regional banks and credit unions curtailed software IT spending.

Top Contributors
↑	Amkor Technology, Inc.
↑	Bloom Energy Corp. - Class A
↑	Carpenter Technology Corp.
↑	KLA Corp.
↑	Monolithic Power Systems, Inc.
FIS Tactical Equity ETF	PAGE 1	TSR-AR-337959605

Top Detractors
↓	InterDigital, Inc.
↓	TIM SA
↓	Ubiquiti, Inc.
↓	EQT Corp.
↓	Jack Henry & Associates, Inc.
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment.The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees were deducted.
CUMULATIVE TOTAL RETURN (%)

Since Inception (03/19/2026)
FIS Tactical Equity ETF NAV	17.87
S&P 500® Total Return Index	13.56
Visit https://faithinvestorservices.com/etfs/acts/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS (as of June 30, 2026)

Net Assets	$9,592,007
Number of Holdings	35
Net Advisory Fee	$17,889
Portfolio Turnover	0%
30-Day SEC Yield	0.18%
FIS Tactical Equity ETF	PAGE 2	TSR-AR-337959605

WHAT DID THE FUND INVEST IN? (% of net assets as of  June 30, 2026)
Sector Breakdown*

Top 10 Issuers
Bloom Energy Corp.	6.5%
Amkor Technology, Inc.	6.4%
Carpenter Technology Corp.	5.5%
VSE Corp.	5.0%
FirstCash Holdings, Inc.	4.7%
Interactive Brokers Group, Inc.	4.4%
Monolithic Power Systems, Inc.	4.3%
Casey’s General Stores, Inc.	4.1%
TIM SA	3.5%
API Group Corp.	3.5%
Geographic Breakdown
*	The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
**	Represents less than 0.05%.
For additional information about the Fund, including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://faithinvestorservices.com/etfs/acts/.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be  householded, please contact Faith Investor Services, LLC at 1-833-833-1311, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Faith Investor Services, LLC or your financial intermediary.
FIS Tactical Equity ETF	PAGE 3	TSR-AR-337959605

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. James Rough is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “Other services” provided by the principal accountant. For the fiscal years ended May 31, 2025 and June 30, 2026, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/26	FYE 5/31/26
(a) Audit Fees	$82,500	$23,000
(b) Audit-Related Fees	None	None
(c) Tax Fees	$21,000	$6,000
(d) All Other Fees (Seed Audit)	None	$5,000

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/26	FYE 5/31/26
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 6/30/26	FYE 5/31/26
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h) Because no non-audit services were rendered, the audit committee of the registrant’s board of trustees did not consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows:

Edward Johnson

Jennifer Edson

James Rough

Dorothy Ennis

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 (a) of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)	The Registrant’s Financial Statements are filed herewith.

Annual Financial Statements and
Additional Information
June 30, 2026

Arimathea Catholic Core Bond ETF	| SHRD	| NYSE Arca, Inc.
FIS Bright Portfolios Core Bond ETF	| BRIB	| NYSE Arca, Inc.
FIS Bright Portfolios Focused Equity ETF	| BRIF	| NYSE Arca, Inc.
FIS Christian Stock Fund	| PRAY	| NYSE Arca, Inc.
FIS Faith Income ETF	| FTHB	| NYSE Arca, Inc.
FIS Tactical Equity ETF	| ACTS	| NYSE Arca, Inc.

ARIMATHEA CATHOLIC CORE BOND ETF
Schedule of Investments
June 30, 2026

	Par	Value
U.S. TREASURY SECURITIES - 56.7%
United States Treasury Note/Bond
3.50%, 04/30/2028	$401,000	$396,324
5.50%, 08/15/2028	386,000	396,540
6.25%, 05/15/2030	385,000	413,259
4.88%, 10/31/2030	979,000	1,004,928
3.50%, 11/30/2030	1,033,000	1,004,108
4.63%, 05/31/2031	978,000	995,669
3.50%, 02/15/2033	516,000	492,397
4.00%, 02/15/2034	504,000	492,483
4.50%, 02/15/2036	350,000	354,443
4.75%, 02/15/2037	154,000	158,379
4.50%, 02/15/2044	773,000	736,403
4.75%, 02/15/2045	369,000	361,051
TOTAL U.S. TREASURY SECURITIES (Cost $6,806,462)		6,805,984
CORPORATE BONDS - 25.7%
Automobiles - 0.8%
Ford Motor Co., 5.29%, 12/08/2046	57,000	46,909
Mercedes-Benz Finance North America LLC, 8.50%, 01/18/2031	40,000	45,833
		92,742
Banks - 3.9%
Bank of America Corp., 2.59% to 04/29/2030 then SOFR + 2.15%, 04/29/2031	50,000	46,146
Citigroup, Inc., 2.52% to 11/03/2031 then SOFR + 1.18%, 11/03/2032	55,000	48,757
JPMorgan Chase & Co.
5.00% (SOFR + 1.13%), 07/22/2030	48,000	48,332
3.33% to 04/22/2051 then SOFR + 1.58%, 04/22/2052	70,000	48,488
PNC Financial Services Group, Inc., 5.49% (SOFR + 1.20%), 05/14/2030	45,000	45,956
Royal Bank of Canada, 4.70% to 08/06/2030 then SOFR + 1.06%, 08/06/2031	47,000	46,797
Toronto-Dominion Bank, 5.15% to 09/10/2029 then 5 yr. CMT Rate + 1.50%, 09/10/2034	46,000	46,151
US Bancorp, 5.78% (SOFR + 2.02%), 06/12/2029	45,000	45,948
Wells Fargo & Co., 5.61% to 04/23/2035 then SOFR + 1.74%, 04/23/2036	47,000	48,198
Westpac Banking Corp., 4.35%, 07/01/2030	47,000	46,862
		471,635
Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 01/15/2039	37,000	46,502
Broadline Retail - 0.4%
Amazon.com, Inc., 3.45%, 04/13/2029	49,000	47,824
Building Products - 0.4%
Trane Technologies Financing Ltd., 4.65%, 11/01/2044	52,000	46,623

	Par	Value
Capital Markets - 1.2%
Charles Schwab Corp., 5.64% (SOFR + 2.21%), 05/19/2029	$45,000	$45,866
Marex Group PLC, 5.83%, 05/08/2028	46,000	46,332
Morgan Stanley, 4.99% (SOFR + 1.38%), 04/12/2029	46,000	46,257
		138,455
Chemicals - 0.4%
Dow Chemical Co., 6.90%, 05/15/2053	44,000	45,985
Consumer Finance - 0.8%
American Express Co.
4.73% (SOFR + 1.26%), 04/25/2029	46,000	46,130
5.53% (SOFR + 1.09%), 04/25/2030	46,000	47,030
		93,160
Consumer Staples Distribution & Retail - 0.4%
Walmart, Inc., 2.65%, 09/22/2051	78,000	48,352
Containers & Packaging - 0.4%
Amcor Flexibles North America, Inc., 4.80%, 03/17/2028	46,000	46,172
Diversified REITs - 1.2%
American Assets Trust LP
3.38%, 02/01/2031	51,000	46,643
6.15%, 10/01/2034	46,000	46,795
WP Carey, Inc., 4.65%, 07/15/2030	47,000	46,720
		140,158
Electric Utilities - 0.4%
Commonwealth Edison Co., 3.70%, 08/15/2028	47,000	46,324
Financial Services - 1.2%
Apollo Global Management, Inc., 6.00% to 12/15/2034 then 5 yr. CMT Rate + 2.17%, 12/15/2054	48,000	46,734
Corebridge Financial, Inc., 6.88% (5 yr. CMT Rate + 3.85%), 12/15/2052	46,000	46,822
Equitable Holdings, Inc., 4.35%, 04/20/2028	47,000	46,711
		140,267
Health Care Providers & Services - 0.8%
CommonSpirit Health, 6.46%, 11/01/2052	44,000	47,455
Elevance Health, Inc., 4.65%, 08/15/2044	54,000	47,189
		94,644
Household Products - 0.4%
Procter & Gamble Co., 3.60%, 03/25/2050	63,000	48,764
Independent Power and Renewable Electricity Producers - 0.3%
John Sevier Combined Cycle Generation LLC, 4.63%, 01/15/2042	36,337	35,131

The accompanying notes are an integral part of these financial statements.

1

ARIMATHEA CATHOLIC CORE BOND ETF
Schedule of Investments
June 30, 2026 (Continued)

	Par	Value
CORPORATE BONDS - (Continued)
Insurance - 1.5%
Aon North America, Inc., 5.75%, 03/01/2054	$48,000	$47,129
Athene Holding Ltd., 5.88%, 01/15/2034	46,000	46,539
Brighthouse Financial, Inc.
4.70%, 06/22/2047	66,000	45,597
3.85%, 12/22/2051	79,000	45,455
		184,720
Interactive Media & Services - 0.8%
Alphabet, Inc.
1.10%, 08/15/2030	55,000	48,262
4.70%, 11/15/2035	49,000	48,026
		96,288
Media - 1.5%
Charter Communications Operating LLC / Charter Communications Operating Capital
6.65%, 02/01/2034	45,000	46,196
5.38%, 04/01/2038	52,000	46,608
6.83%, 10/23/2055	50,000	46,585
5.50%, 04/01/2063	61,000	46,814
		186,203
Miscellaneous Intermediation - 0.4%
Safehold GL Holdings LLC, 5.65%, 01/15/2035	46,000	46,605
Multi-Utilities - 1.5%
Dominion Energy, Inc., 6.88% to 02/01/2030 then 5 yr. CMT Rate + 2.39%, 02/01/2055	45,000	46,520
Public Service Co. of Colorado, 6.25%, 09/01/2037	44,000	47,251
Sempra
4.13% (5 yr. CMT Rate + 2.87%), 04/01/2052	46,000	45,632
6.40% to 10/01/2034 then 5 yr. CMT Rate + 2.63%, 10/01/2054	46,000	46,261
		185,664
Natural Gas Distribution - 0.4%
Southern Co. Gas Capital Corp., 4.40%, 06/01/2043	56,000	48,133
Oil Gas & Consumable Fuels - 1.2%
Burlington Resources LLC, 7.20%, 08/15/2031	42,000	46,693
Eastern Energy Gas Holdings LLC, 5.80%, 01/15/2035	45,000	46,586
Eastern Gas Transmission & Storage, Inc., 4.60%, 12/15/2044	55,000	47,182
		140,461
Oil, Gas & Consumable Fuels - 1.9%
Cheniere Energy, Inc., 4.63%, 10/15/2028	46,000	45,899
Enbridge, Inc.
7.20% to 06/27/2034 then 5 yr. CMT Rate + 2.97%, 06/27/2054	43,000	45,719
7.38% to 03/15/2030 then 5 yr. CMT Rate + 3.12%, 03/15/2055	44,000	46,435

	Par	Value
HF Sinclair Corp., 5.00%, 02/01/2028	$46,000	$45,924
Western Midstream Operating LP, 5.50%, 08/15/2048	53,000	47,277
		231,254
Retail REITs - 0.4%
Kimco Realty OP LLC, 2.70%, 10/01/2030	50,000	46,455
Software - 1.9%
Intuit, Inc., 5.50%, 09/15/2053	52,000	46,760
Oracle Corp.
5.25%, 02/03/2032	47,000	46,347
6.90%, 11/09/2052	48,000	46,056
Salesforce, Inc.
1.95%, 07/15/2031	53,000	46,172
2.70%, 07/15/2041	68,000	46,456
		231,791
Specialty Retail - 0.4%
Lowe’s Cos., Inc., 5.00%, 04/15/2033	47,000	47,203
Supranational Debt/Multilateral Development Bank Bonds - 0.4%
International Bank for Reconstruction & Development, 4.63%, 01/15/2032	46,000	46,821
TOTAL CORPORATE BONDS (Cost $3,090,780)		3,074,336
MORTGAGE-BACKED SECURITIES - 16.1%
Federal Home Loan Mortgage Corp.
Pool QE2333, 3.00%, 05/01/2052	190,537	166,371
Pool SL2087, 5.50%, 06/01/2055	327,958	331,666
Pool SL4097, 4.00%, 11/01/2054	175,567	164,831
Federal National Mortgage Association
Pool FA5915, 4.50%, 05/01/2056	229,613	220,550
Pool FA6114, 6.00%, 10/01/2054	541,000	553,933
Pool FS1921, 2.50%, 02/01/2052	196,776	165,095
Pool FS8509, 3.50%, 03/01/2053	182,744	166,009
Pool MA5189, 5.00%, 11/01/2053	167,563	165,583
TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,947,413)		1,934,038
	Shares	Value
SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.6%
First American Treasury Obligations Fund - Class X, 3.58%(a)	72,580	72,580
TOTAL MONEY MARKET FUNDS (Cost $72,580)		72,580
TOTAL INVESTMENTS - 99.1% (Cost $11,917,235)		$11,886,938
Other Assets in Excess of Liabilities - 0.9%		112,095
TOTAL NET ASSETS - 100.0%		$11,999,033

The accompanying notes are an integral part of these financial statements.

2

ARIMATHEA CATHOLIC CORE BOND ETF
Schedule of Investments
June 30, 2026 (Continued)
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.
CMT - Constant Maturity Treasury
REIT - Real Estate Investment Trust
SOFR - Secured Overnight Financing Rate
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
(a)	The rate shown represents the 7-day annualized yield as of June 30, 2026.
The accompanying notes are an integral part of these financial statements.

3

FIS BRIGHT PORTFOLIOS CORE BOND ETF
Schedule of Investments
June 30, 2026

	Par	Value
CORPORATE BONDS - 98.6%
Air Freight & Logistics - 2.1%
CH Robinson Worldwide, Inc.
4.20%, 04/15/2028	$552,000	$548,002
FedEx Corp.
3.10%, 08/05/2029	559,000	535,219
		1,083,221
Banks - 5.0%
Citizens Financial Group, Inc.
3.25%, 04/30/2030	546,000	517,290
2.64%, 09/30/2032	588,000	502,488
Fifth Third Bancorp
2.55%, 05/05/2027	546,000	537,938
Huntington Bancshares, Inc.
2.55%, 02/04/2030	588,000	543,619
Manufacturers & Traders Trust Co.
3.40%, 08/17/2027	546,000	539,661
		2,640,996
Beverages - 1.0%
Coca-Cola Consolidated, Inc.
5.25%, 06/01/2029	532,000	541,888
Building Products - 1.0%
Johnson Controls International PLC / Tyco Fire & Security Finance SCA
4.90%, 12/01/2032	532,000	532,729
Capital Markets - 5.7%
Cboe Global Markets, Inc.
1.63%, 12/15/2030	588,000	514,329
FactSet Research Systems, Inc.
2.90%, 03/01/2027	546,000	539,121
3.45%, 03/01/2032	588,000	529,720
MSCI, Inc.
5.25%, 09/01/2035	545,000	533,660
5.15%, 03/15/2036	364,000	352,487
Nasdaq, Inc.
5.35%, 06/28/2028	504,000	510,869
		2,980,186
Chemicals - 2.0%
Mosaic Co.
4.05%, 11/15/2027	524,000	520,630
5.45%, 11/15/2033	532,000	538,766
		1,059,396
Construction Materials - 1.0%
Martin Marietta Materials, Inc.
2.40%, 07/15/2031	574,000	511,270
Consumer Staples Distribution & Retail - 2.1%
Dollar General Corp.
5.00%, 11/01/2032	532,000	529,891
Dollar Tree, Inc.
2.65%, 12/01/2031	616,000	549,876
		1,079,767
Containers & Packaging - 1.1%
Avery Dennison Corp.
4.88%, 12/06/2028	560,000	562,619

	Par	Value
Distributors - 4.2%
Genuine Parts Co.
4.95%, 08/15/2029	$560,000	$558,788
1.88%, 11/01/2030	658,000	574,329
LKQ Corp.
5.75%, 06/15/2028	532,000	539,399
6.25%, 06/15/2033	532,000	551,168
		2,223,684
Electric Utilities - 11.4%
AEP Texas, Inc.
5.70%, 05/15/2034	490,000	505,888
CenterPoint Energy Houston Electric LLC
4.45%, 10/01/2032	539,000	529,077
Evergy, Inc.
2.90%, 09/15/2029	574,000	543,677
FirstEnergy Corp.
2.65%, 03/01/2030	574,000	531,653
Pacific Gas and Electric Co.
6.95%, 03/15/2034	490,000	534,539
6.00%, 08/15/2035	518,000	534,264
PPL Capital Funding, Inc.
5.25%, 09/01/2034	532,000	534,498
Public Service Co. of Oklahoma
5.45%, 01/15/2036	336,000	339,524
Southern Co.
4.85%, 03/15/2035	532,000	519,804
4.25%, 07/01/2036	364,000	336,911
System Energy Resources, Inc.
5.30%, 12/15/2034	539,000	538,121
Wisconsin Power and Light Co.
3.95%, 09/01/2032	574,000	546,664
		5,994,620
Food Products - 7.1%
Campbell’s Co.
5.40%, 03/21/2034	532,000	524,255
4.75%, 03/23/2035	574,000	535,996
Conagra Brands, Inc.
5.00%, 08/01/2030	532,000	531,962
5.75%, 08/01/2035	532,000	537,632
J M Smucker Co.
5.90%, 11/15/2028	532,000	547,792
6.20%, 11/15/2033	490,000	522,731
McCormick & Co., Inc.
1.85%, 02/15/2031	616,000	543,705
		3,744,073
Ground Transportation - 0.9%
CSX Corp.
3.25%, 06/01/2027	448,000	443,555
Health Care Equipment & Supplies - 1.1%
Zimmer Biomet Holdings, Inc.
2.60%, 11/24/2031	616,000	552,396
Health Care Providers & Services - 2.1%
IQVIA, Inc.
5.70%, 05/15/2028	532,000	540,847
6.25%, 02/01/2029	532,000	549,904
		1,090,751

The accompanying notes are an integral part of these financial statements.

4

FIS BRIGHT PORTFOLIOS CORE BOND ETF
Schedule of Investments
June 30, 2026 (Continued)

	Par	Value
CORPORATE BONDS - (Continued)
Hotels, Restaurants & Leisure - 4.2%
Darden Restaurants, Inc.
3.85%, 05/01/2027	$574,000	$570,847
6.30%, 10/10/2033	490,000	522,414
Expedia Group, Inc.
3.25%, 02/15/2030	574,000	545,305
5.40%, 02/15/2035	560,000	554,547
		2,193,113
Household Durables - 3.0%
Lennar Corp.
4.75%, 11/29/2027	560,000	561,069
5.20%, 07/30/2030	532,000	537,986
Mohawk Industries, Inc.
5.85%, 09/18/2028	476,000	487,669
		1,586,724
Insurance - 4.0%
Allstate Corp.
5.05%, 06/24/2029	504,000	510,282
1.45%, 12/15/2030	629,000	548,283
Willis North America, Inc.
2.95%, 09/15/2029	546,000	517,503
5.35%, 05/15/2033	504,000	510,754
		2,086,822
IT Services - 2.1%
VeriSign, Inc.
2.70%, 06/15/2031	616,000	553,408
5.25%, 06/01/2032	532,000	535,194
		1,088,602
Life Sciences Tools & Services - 2.1%
Revvity, Inc.
1.90%, 09/15/2028	616,000	580,068
2.25%, 09/15/2031	616,000	543,209
		1,123,277
Multi-Utilities - 5.1%
Ameren Corp.
5.00%, 01/15/2029	532,000	536,532
5.38%, 03/15/2035	532,000	538,371
DTE Energy Co.
5.05%, 10/01/2035	539,000	529,873
Sempra
5.50%, 08/01/2033	532,000	547,173
WEC Energy Group, Inc.
2.20%, 12/15/2028	574,000	542,727
		2,694,676
Oil & Gas Refining & Marketing - 2.1%
Phillips 66 Co.
5.25%, 06/15/2031	532,000	541,473
5.30%, 06/30/2033	532,000	539,230
		1,080,703
Oil, Gas & Consumable Fuels - 12.6%
DCP Midstream Operating LP
5.63%, 07/15/2027	559,000	564,203
5.13%, 05/15/2029	532,000	538,056

	Par	Value
Devon Energy Corp.
3.90%, 05/15/2027(a)	$544,000	$540,392
5.60%, 03/15/2034(a)	504,000	516,803
EOG Resources, Inc.
5.35%, 01/15/2036	336,000	339,750
ONEOK Partners LP
6.65%, 10/01/2036	308,000	334,862
ONEOK, Inc.
5.05%, 11/01/2034	559,000	546,960
Targa Resources Corp.
5.65%, 02/15/2036	336,000	341,925
5.40%, 07/30/2036	336,000	334,792
Valero Energy Corp.
2.15%, 09/15/2027	574,000	558,862
7.50%, 04/15/2032	476,000	538,284
Western Midstream Operating LP
5.45%, 11/15/2034	532,000	529,374
5.50%, 12/15/2035	560,000	554,326
Williams Cos., Inc.
5.15%, 03/15/2036	363,000	356,915
		6,595,504
Packaged Foods & Meats - 2.0%
Kraft Heinz Foods Co.
3.75%, 04/01/2030	532,000	514,526
5.40%, 03/15/2035	532,000	535,702
		1,050,228
Professional Services - 4.0%
Equifax, Inc.
4.80%, 09/15/2029	504,000	504,809
2.35%, 09/15/2031	588,000	517,365
Verisk Analytics, Inc.
5.75%, 04/01/2033	504,000	523,077
5.25%, 06/05/2034	546,000	545,967
		2,091,218
Research and Consulting Services - 1.0%
Leidos, Inc.
2.30%, 02/15/2031	581,000	516,784
Semiconductors & Semiconductor Equipment - 1.7%
Broadcom, Inc.
3.19%, 11/15/2036(a)	420,000	352,049
Skyworks Solutions, Inc.
3.00%, 06/01/2031	616,000	552,804
		904,853
Software - 2.1%
Trimble, Inc.
4.90%, 06/15/2028	559,000	559,051
6.10%, 03/15/2033	518,000	541,066
		1,100,117
Specialty Retail - 1.7%
AutoZone, Inc.
4.75%, 08/01/2032	532,000	527,030
Home Depot, Inc.
5.88%, 12/16/2036	336,000	357,882
		884,912

The accompanying notes are an integral part of these financial statements.

5

FIS BRIGHT PORTFOLIOS CORE BOND ETF
Schedule of Investments
June 30, 2026 (Continued)

	Par	Value
CORPORATE BONDS - (Continued)
Technology Hardware, Storage & Peripherals - 1.0%
NetApp, Inc.
5.50%, 03/17/2032	$532,000	$543,973
Utilities - 2.1%
Arizona Public Service Co.
5.55%, 08/01/2033	532,000	546,622
5.70%, 08/15/2034	532,000	550,285
		1,096,907
TOTAL CORPORATE BONDS (Cost $51,615,770)		51,679,564
	Shares
SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.8%
First American Treasury Obligations Fund - Class X, 3.58%(b)	423,454	423,454
TOTAL MONEY MARKET FUNDS (Cost $423,454)		423,454
TOTAL INVESTMENTS - 99.4% (Cost $52,039,224)		$52,103,018
Other Assets in Excess of Liabilities - 0.6%		339,210
TOTAL NET ASSETS - 100.0%		$52,442,228

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2026, the value of these securities total $1,409,244 or 2.7% of the Fund’s net assets.

(b)	The rate shown represents the 7-day annualized yield as of June 30, 2026.
The accompanying notes are an integral part of these financial statements.

6

FIS BRIGHT PORTFOLIOS FOCUSED EQUITY ETF
Schedule of Investments
June 30, 2026

	Shares	Value
COMMON STOCKS - 95.5%
Automobiles - 1.4%
Tesla, Inc.(a)	5,271	$2,216,982
Beverages - 1.5%
Coca-Cola Consolidated, Inc.	12,231	2,335,142
Biotechnology - 5.8%
AbbVie, Inc.	18,454	4,643,765
Amgen, Inc.	5,894	2,134,335
Gilead Sciences, Inc.	16,829	2,126,176
		8,904,276
Capital Markets - 1.8%
Moody’s Corp.	6,197	2,806,745
Chemicals - 6.2%
CF Industries Holdings, Inc.	19,920	2,156,539
DuPont de Nemours, Inc.	19,294	2,616,993
Linde PLC	9,322	4,837,559
		9,611,091
Commercial Services & Supplies - 3.1%
Veralto Corp.	23,615	2,094,178
Waste Management, Inc.	11,926	2,658,067
		4,752,245
Communications Equipment - 6.9%
Arista Networks, Inc.(a)	31,329	5,322,171
Cisco Systems, Inc.	45,579	5,353,709
		10,675,880
Consumer Staples Distribution & Retail - 1.3%
Costco Wholesale Corp.	2,087	1,952,326
Electric Utilities - 1.5%
NRG Energy, Inc.	16,285	2,378,587
Electrical Equipment - 4.4%
Eaton Corp. PLC	7,843	3,342,059
GE Vernova, Inc.	1,347	1,582,537
Vertiv Holdings Co. - Class A	5,648	1,891,063
		6,815,659
Ground Transportation - 0.6%
Old Dominion Freight Line, Inc.	4,294	930,080
Health Care Equipment & Supplies - 1.3%
Stryker Corp.	6,158	1,938,785
Insurance - 6.1%
Allstate Corp.	14,991	3,566,958
Chubb Ltd.	5,544	1,889,063
Travelers Cos., Inc.	6,772	2,235,573
W.R. Berkley Corp.	23,617	1,665,707
		9,357,301
Machinery - 6.4%
Caterpillar, Inc.	2,767	2,946,579
Cummins, Inc.	7,353	5,244,233
Illinois Tool Works, Inc.	6,207	1,678,807
		9,869,619

	Shares	Value
Metals & Mining - 2.2%
Newmont Corp.	16,977	$1,585,652
Nucor Corp.	8,127	1,810,289
		3,395,941
Oil, Gas & Consumable Fuels - 3.7%
EQT Corp.	44,197	2,349,954
Exxon Mobil Corp.	14,348	1,961,659
Targa Resources Corp.	5,227	1,401,568
		5,713,181
Pharmaceuticals - 4.4%
Eli Lilly & Co.	5,703	6,840,349
Semiconductors & Semiconductor Equipment - 21.7%
Advanced Micro Devices, Inc.(a)	3,770	2,190,031
ASML Holding NV	1,164	2,315,708
Broadcom, Inc.	21,485	8,115,959
Micron Technology, Inc.	2,419	2,792,227
NVIDIA Corp.	61,890	12,383,570
Qnity Electronics, Inc.	20,076	3,278,612
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	4,972	2,374,478
		33,450,585
Software - 7.5%
Crowdstrike Holdings, Inc. - Class A(a)	4,144	3,162,452
Oracle Corp.	7,175	1,051,496
Palo Alto Networks, Inc.(a)	21,531	7,342,502
		11,556,450
Specialty Retail - 4.0%
O’Reilly Automotive, Inc.(a)	29,177	2,686,910
TJX Cos., Inc.	23,080	3,496,620
		6,183,530
Technology Hardware, Storage & Peripherals - 3.7%
Dell Technologies, Inc. - Class C	13,158	5,677,151
TOTAL COMMON STOCKS (Cost $111,008,222)		147,361,905
SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 4.5%
First American Treasury Obligations Fund - Class X, 3.58%(b)	6,926,450	6,926,450
TOTAL MONEY MARKET FUNDS (Cost $6,926,450)		6,926,450
TOTAL INVESTMENTS - 100.0% (Cost $117,934,672)		$154,288,355
Other Assets in Excess of Liabilities - 0.0%(c)		981
TOTAL NET ASSETS - 100.0%		$154,289,336

The accompanying notes are an integral part of these financial statements.

7

FIS BRIGHT PORTFOLIOS FOCUSED EQUITY ETF
Schedule of Investments
June 30, 2026 (Continued)
Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized yield as of June 30, 2026.
(c)	Represents less than 0.05% of net assets.
The accompanying notes are an integral part of these financial statements.

8

FIS CHRISTIAN STOCK FUND
Schedule of Investments
June 30, 2026

	Shares	Value
COMMON STOCKS - 97.3%
Aerospace & Defense - 1.0%
Axon Enterprise, Inc.(a)	478	$267,971
Huntington Ingalls Industries, Inc.	1,810	506,601
		774,572
Automobiles - 0.1%
Dr. Ing. h.c.F. Porsche AG - ADR	10,888	54,549
Banks - 2.7%
Danske Bank AS - ADR	36,597	983,361
Sumitomo Mitsui Financial Group, Inc. - ADR	48,556	1,144,951
		2,128,312
Broadline Retail - 4.0%
Amazon.com, Inc.(a)	5,828	1,389,045
Prosus NV	41,341	1,795,606
		3,184,651
Capital Markets - 4.3%
Interactive Brokers Group, Inc. - Class A	29,092	2,532,168
Intercontinental Exchange, Inc.	6,928	852,906
		3,385,074
Construction & Engineering - 3.6%
Comfort Systems USA, Inc.	1,434	2,842,116
Construction Materials - 1.9%
Holcim AG(a)	81,928	1,474,704
Consumer Staples Distribution & Retail - 5.9%
Casey’s General Stores, Inc.	4,428	3,519,330
Costco Wholesale Corp.	1,175	1,099,177
		4,618,507
Diversified Consumer Services - 0.8%
Grand Canyon Education, Inc.(a)	4,670	668,324
Diversified Telecommunication Services - 0.4%
Cellnex Telecom SA - ADR	21,904	325,274
Electric Utilities - 2.0%
American Electric Power Co., Inc.	6,946	950,282
NextEra Energy, Inc.	6,678	586,128
		1,536,410
Energy Equipment & Services - 1.6%
Tenaris SA - ADR	22,591	1,253,575
Entertainment - 1.7%
Spotify Technology SA(a)	2,870	1,317,703
Financial Services - 1.1%
Equitable Holdings, Inc.	19,484	854,958
Food Products - 1.1%
Bunge Global SA	8,198	874,973

	Shares	Value
Ground Transportation - 1.9%
Canadian Pacific Kansas City Ltd.	7,743	$670,931
Old Dominion Freight Line, Inc.	3,656	791,890
		1,462,821
Health Care Equipment & Supplies - 3.5%
Edwards Lifesciences Corp.(a)	7,301	660,449
Intuitive Surgical, Inc.(a)	3,791	1,507,605
Stryker Corp.	1,810	569,860
		2,737,914
Health Care Providers & Services - 2.2%
HCA Healthcare, Inc.	3,375	1,315,879
Quest Diagnostics, Inc.	1,902	403,129
		1,719,008
Hotels, Restaurants & Leisure - 0.6%
Domino’s Pizza, Inc.	1,602	474,256
Household Durables - 1.2%
Toll Brothers, Inc.	5,808	956,868
Insurance - 4.1%
Aflac, Inc.	8,450	990,762
AIA Group Ltd. - ADR	22,165	811,017
Everest Re Group Ltd.	2,042	729,464
Progressive Corp.	3,335	728,531
		3,259,774
Interactive Media & Services - 3.2%
Alphabet, Inc. - Class A	7,129	2,547,691
IT Services - 0.5%
Cognizant Technology Solutions Corp. - Class A	9,336	361,583
Life Sciences Tools & Services - 0.8%
Danaher Corp.	3,169	603,631
Machinery - 5.9%
Caterpillar, Inc.	1,674	1,782,643
Deere & Co.	1,674	1,061,868
Oshkosh Corp.	4,380	672,242
Parker-Hannifin Corp.	1,125	1,100,385
		4,617,138
Media - 0.2%
Trade Desk, Inc. - Class A(a)	8,094	146,340
Metals & Mining - 1.1%
Freeport-McMoRan, Inc.	13,358	840,085
Multi-Utilities - 1.8%
Engie SA - ADR	45,372	1,430,125
Oil, Gas & Consumable Fuels - 1.6%
ConocoPhillips	6,051	629,062
EOG Resources, Inc.	4,657	604,153
		1,233,215
Pharmaceuticals - 0.4%
Zoetis, Inc.	4,663	335,083

The accompanying notes are an integral part of these financial statements.

9

FIS CHRISTIAN STOCK FUND
Schedule of Investments
June 30, 2026 (Continued)

	Shares	Value
COMMON STOCKS - (Continued)
Professional Services - 0.6%
FTI Consulting, Inc.(a)	3,452	$514,383
Semiconductors & Semiconductor Equipment - 15.7%
ASML Holding NV	988	1,965,567
Broadcom, Inc.	5,975	2,257,056
NVIDIA Corp.	23,934	4,788,954
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	6,929	3,309,083
		12,320,660
Software - 4.7%
Datadog, Inc. - Class A(a)	5,118	1,332,523
Manhattan Associates, Inc.(a)	2,479	345,201
Microsoft Corp.	3,896	1,453,286
Palantir Technologies, Inc. - Class A(a)	1,235	144,087
Trimble, Inc.(a)	7,758	397,054
		3,672,151
Specialty Retail - 1.9%
O’Reilly Automotive, Inc.(a)	10,655	981,219
Tractor Supply Co.	17,400	550,014
		1,531,233
Technology Hardware, Storage & Peripherals - 8.2%
FUJIFILM Holdings Corp. - ADR	69,848	746,675
Samsung Electronics Co. Ltd. - GDR	1,054	5,681,060
		6,427,735
Textiles, Apparel & Luxury Goods - 0.5%
Hermes International SCA - ADR	2,380	435,635
Trading Companies & Distributors - 2.0%
United Rentals, Inc.	1,370	1,552,059
Wireless Telecommunication Services - 2.5%
Tele2 AB - Class B	36,505	636,130
TIM SA - ADR	62,516	1,339,093
		1,975,223
TOTAL COMMON STOCKS (Cost $55,440,431)		76,448,313
REAL ESTATE INVESTMENT TRUSTS - 1.1%
Health Care REITs - 1.0%
Welltower, Inc.	3,335	756,945
Specialized REITs - 0.1%
Millrose Properties, Inc.	3,320	99,766
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $578,577)		856,711

	Shares	Value
SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.5%
First American Treasury Obligations Fund - Class X, 3.58%(b)	1,143,345	$1,143,345
TOTAL MONEY MARKET FUNDS (Cost $1,143,345)		1,143,345
TOTAL INVESTMENTS - 99.9% (Cost $57,162,353)		$78,448,369
Other Assets in Excess of Liabilities - 0.1%		75,712
TOTAL NET ASSETS - 100.0%		$78,524,081

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
REIT - Real Estate Investment Trust
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized yield as of June 30, 2026.
The accompanying notes are an integral part of these financial statements.

10

FIS Faith Income ETF
Schedule of Investments
June 30, 2026

	Par	Value
U.S. TREASURY SECURITIES - 43.9%
United States Treasury Note/Bond
3.88%, 04/30/2031	$2,475,000	$2,439,808
4.13%, 02/15/2036	225,000	219,551
TOTAL U.S. TREASURY SECURITIES (Cost $2,670,245)		2,659,359
CORPORATE BONDS - 35.8%
Beverages - 4.0%
Coca-Cola Co., 4.65%, 08/14/2034	240,000	240,219
Capital Markets - 4.4%
Morgan Stanley, 4.49% to 01/16/2031 then SOFR + 0.95%, 01/16/2032	270,000	264,812
Consumer Staples Distribution & Retail - 4.0%
Walmart, Inc., 4.90%, 04/28/2035	240,000	242,113
Diversified Financial Services - 4.4%
Nissan Motor Acceptance Co. LLC, 6.13%, 09/30/2030(a)	270,000	265,646
Financial Services - 3.2%
Apollo Management Holdings LP, 2.65%, 06/05/2030(a)	210,000	193,652
Insurance - 3.2%
Swiss RE Subordinated Finance PLC, 5.70% to 04/05/2034 then 3 mo. Term SOFR + 1.81%, 04/05/2035(a)	195,000	197,095
Oil, Gas & Consumable Fuels - 4.5%
Chevron USA, Inc., 4.69%, 04/15/2030	270,000	271,951
Software - 3.6%
Microsoft Corp., 3.50%, 02/12/2035	240,000	221,104
Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc., 4.75%, 05/12/2035	270,000	271,076
TOTAL CORPORATE BONDS (Cost $2,178,059)		2,167,668
	Shares
REAL ESTATE INVESTMENT TRUSTS - PREFERRED - 5.6%
Mortgage Real Estate Investment Trusts (REITs) - 5.6%
MFA Financial, Inc., 8.88%, 02/15/2029	6,000	150,420
Rithm Capital Corp., Series C, 8.96% (3 mo. Term SOFR + 5.23%), Perpetual	8,000	192,240
TOTAL REAL ESTATE INVESTMENT TRUSTS - PREFERRED (Cost $339,912)		342,660

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - COMMON - 4.3%
Mortgage Real Estate Investment Trusts (REITs) - 4.3%
MFA Financial, Inc.	15,000	$145,350
Rithm Capital Corp.	12,000	112,680
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $256,490)		258,030
EXCHANGE TRADED FUNDS - 3.9%
Simplify MBS ETF	4,800	235,536
TOTAL EXCHANGE TRADED FUNDS (Cost $235,624)		235,536
COMMON STOCKS - 0.7%
Capital Markets - 0.7%
Blue Owl Capital, Inc. - Class A	5,062	44,293
TOTAL COMMON STOCKS (Cost $47,042)		44,293
SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 5.3%
First American Treasury Obligations Fund - Class X, 3.58%(b)	321,372	321,372
TOTAL MONEY MARKET FUNDS (Cost $321,372)		321,372
TOTAL INVESTMENTS - 99.5% (Cost $6,048,744)		$6,028,918
Other Assets in Excess of Liabilities - 0.5%		32,239
TOTAL NET ASSETS - 100.0%		$6,061,157

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.
REIT - Real Estate Investment Trust
SOFR - Secured Overnight Financing Rate
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2026, the value of these securities total $656,393 or 10.8% of the Fund’s net assets.

(b)	The rate shown represents the 7-day annualized yield as of June 30, 2026.
The accompanying notes are an integral part of these financial statements.

11

FIS TACTICAL EQUITY ETF
SCHEDULE OF INVESTMENTS
June 30, 2026

	Shares	Value
COMMON STOCKS - 99.1%
Aerospace & Defense - 10.5%
Carpenter Technology Corp.	858	$529,249
VSE Corp.	2,112	482,592
		1,011,841
Beverages - 2.3%
Coca-Cola Consolidated, Inc.	1,155	220,513
Biotechnology - 2.2%
Exelixis, Inc.(a)	3,927	213,668
Building Products - 1.6%
Allegion PLC	1,122	157,630
Capital Markets - 6.0%
Houlihan Lokey, Inc.	1,188	159,346
Interactive Brokers Group, Inc. - Class A	4,818	419,359
		578,705
Communications Equipment - 3.3%
Ciena Corp.(a)	429	210,450
Ubiquiti, Inc.	198	105,738
		316,188
Construction & Engineering - 3.5%
API Group Corp.(a)	7,854	332,617
Consumer Finance - 4.7%
FirstCash Holdings, Inc.	2,079	449,729
Consumer Staples Distribution & Retail - 6.3%
Casey’s General Stores, Inc.	495	393,421
Dollar General Corp.	1,848	212,723
		606,144
Diversified Consumer Services - 2.6%
Stride, Inc.(a)	2,871	247,595
Electrical Equipment - 6.5%
Bloom Energy Corp. - Class A(a)	2,046	619,324
Electronic Equipment, Instruments & Components - 4.8%
Advanced Energy Industries, Inc.	528	196,876
Coherent Corp.(a)	660	260,350
		457,226
Financial Services - 1.4%
Jack Henry & Associates, Inc.	990	136,363
Health Care Equipment & Supplies - 2.3%
IDEXX Laboratories, Inc.(a)	429	225,843
Life Sciences Tools & Services - 2.6%
West Pharmaceutical Services, Inc.	693	248,787
Machinery - 2.6%
Caterpillar, Inc.	231	245,992

	Shares	Value
Metals & Mining - 1.3%
Agnico Eagle Mines Ltd.	792	$122,863
Oil, Gas & Consumable Fuels - 3.1%
EQT Corp.	2,574	136,859
Gulfport Energy Corp.(a)	957	162,403
		299,262
Semiconductors & Semiconductor Equipment - 18.2%
Amkor Technology, Inc.	7,161	617,493
Broadcom, Inc.	528	199,452
KLA Corp.	990	298,693
Monolithic Power Systems, Inc.	297	410,561
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	462	220,637
		1,746,836
Software - 4.5%
InterDigital, Inc.	957	270,955
Open Text Corp.	7,161	158,616
		429,571
Specialty Retail - 5.3%
O’Reilly Automotive, Inc.(a)	2,772	255,273
Winmark Corp.	594	251,310
		506,583
Wireless Telecommunication Services - 3.5%
TIM SA - ADR	15,642	335,052
TOTAL COMMON STOCKS (Cost $8,283,675)		9,508,332
SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.9%
First American Treasury Obligations Fund - Class X, 3.58%(b)	85,588	85,588
TOTAL MONEY MARKET FUNDS (Cost $85,588)		85,588
TOTAL INVESTMENTS - 100.0% (Cost $8,369,263)		$9,593,920
Liabilities in Excess of Other Assets - (0.0)%(c)		(1,913)
TOTAL NET ASSETS - 100.0%		$9,592,007

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized yield as of June 30, 2026.
(c)	Represents less than 0.05% of net assets.
The accompanying notes are an integral part of these financial statements.

12

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2026

	Arimathea Catholic Core Bond ETF	FIS Bright Portfolios Core Bond ETF	FIS Bright Portfolios Focused Equity ETF	FIS Christian Stock Fund	FIS Faith Income ETF
ASSETS:
Investments, at value	$11,886,938	$ 52,103,018	$ 154,288,355	$ 78,448,369	$ 6,028,918
Foreign currency, at value	—	—	—	25,835	—
Receivable for fund shares sold	1,000,116	—	—	—	—
Interest receivable	120,991	553,786	—	—	46,273
Dividends receivable	648	791	80,938	53,121	6,253
Dividend tax reclaims receivable	—	—	—	41,577	—
Total assets	13,008,693	52,657,595	154,369,293	78,568,902	6,081,444
LIABILITIES:
Payable for investments purchased	1,007,437	—	—	—	—
Payable to Adviser	2,223	20,416	79,957	44,821	3,241
Distributions payable	—	194,951	—	—	17,046
Total liabilities	1,009,660	215,367	79,957	44,821	20,287
NET ASSETS	$11,999,033	$ 52,442,228	$ 154,289,336	$ 78,524,081	$ 6,061,157
Net Assets Consist of:
Paid-in capital	$ 12,018,723	$ 52,365,510	$122,675,352	$62,334,894	$ 6,023,872
Total distributable earnings/ (accumulated losses)	(19,690)	76,718	31,613,984	16,189,187	37,285
Total net assets	$11,999,033	$ 52,442,228	$ 154,289,336	$ 78,524,081	$ 6,061,157
Net assets	$11,999,033	$ 52,442,228	$ 154,289,336	$ 78,524,081	$ 6,061,157
Shares issued and outstanding (unlimited shares authorized without par value)	480,000	2,100,000	4,152,000	2,210,000	240,000
Net asset value per share	$25.00	$24.97	$37.16	$35.53	$25.25
Cost:
Investments, at cost	$11,917,235	$ 52,039,224	$117,934,672	$ 57,162,353	$6,048,744
Foreign currency, at cost	$—	$—	$—	$26,479	$—

The accompanying notes are an integral part of these financial statements.

13

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2026(Continued)

FIS Tactical Equity ETF
ASSETS:
Investments, at value	$ 9,593,920
Dividends receivable	3,212
Dividend tax reclaims receivable	254
Total assets	9,597,386
LIABILITIES:
Payable to Adviser	5,379
Total liabilities	5,379
NET ASSETS	$ 9,592,007
Net Assets Consist of:
Paid-in capital	$8,366,735
Total distributable earnings	1,225,272
Total net assets	$ 9,592,007
Net assets	$ 9,592,007
Shares issued and outstanding (unlimited shares authorized without par value)	330,000
Net asset value per share	$29.07
Cost:
Investments, at cost	$ 8,369,263

The accompanying notes are an integral part of these financial statements.

14

STATEMENTS OF OPERATIONS
For the Period Ended June 30, 2026

	Arimathea Catholic Core Bond ETF(a)	FIS Bright Portfolios Core Bond ETF(b)	FIS Bright Portfolios Focused Equity ETF(c)	FIS Bright Portfolios Focused Equity ETF(d)
INVESTMENT INCOME:
Dividend income	$650	$1,970	$156,898	$1,213,641
Dividend withholding taxes	—	—	(990)	(1,307)
Issuance fees	—	—	—	—
Interest income	20,499	518,405	—	—
Total investment income	21,149	520,375	155,908	1,212,334
EXPENSES:
Investment advisory fee	2,223	51,341	79,957	684,059
Income tax expense	—	—	—	—
Total expenses	2,223	51,341	79,957	684,059
Net investment income	18,926	469,034	75,951	528,275
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(513)	—	(479,741)	(3,936,381)
In-kind redemptions	—	—	4,692,877	8,246,569
Foreign currency transactions	—	—	—	—
Net realized gain (loss)	(513)	—	4,213,136	4,310,188
Net change in unrealized appreciation (depreciation) on:
Investments	(30,297)	63,794	717,989	32,231,160
Foreign currency translation	—	—	—	—
Net change in unrealized appreciation (depreciation)	(30,297)	63,794	717,989	32,231,160
Net realized and unrealized gain (loss)	(30,810)	63,794	4,931,125	36,541,348
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,884)	$ 532,828	$ 5,007,076	$ 37,069,623

(a)	Inception date of the Fund was June 12, 2026.
(b)	Inception date of the Fund was March 19, 2026.
(c)
For the period June 1, 2026 through June 30, 2026. As of June 1, 2026, the Fund changed its financial reporting and tax reporting fiscal year end to a June 30 fiscal year end from a May 31 fiscal year end.

(d)	For the year ended May 31, 2026.
The accompanying notes are an integral part of these financial statements.

15

STATEMENTS OF OPERATIONS
For the Period Ended June 30, 2026(Continued)

	FIS Christian Stock Fund(b)	FIS Christian Stock Fund(c)	FIS Faith Income ETF(a)	FIS Tactical Equity ETF(a)
INVESTMENT INCOME:
Dividend income	$90,618	$1,002,068	$17,471	$20,014
Dividend withholding taxes	(6,003)	(51,060)	—	(1,365)
Issuance fees	(7,796)	(21,826)	—	(145)
Interest income	—	—	44,995	—
Total investment income	76,819	929,182	62,466	18,504
EXPENSES:
Investment advisory fee	44,821	504,432	8,358	17,889
Income tax expense	—	1,192	—	—
Total expenses	44,821	505,624	8,358	17,889
Net investment income	31,998	423,558	54,108	615
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(3,134)	(1,900,924)	54,751	—
In-kind redemptions	946,823	5,755,639	—	291,531
Foreign currency transactions	(272)	16,977	—	—
Net realized gain (loss)	943,417	3,871,692	54,751	291,531
Net change in unrealized appreciation (depreciation) on:
Investments	(906,214)	9,585,230	(19,826)	1,224,657
Foreign currency translation	(1,144)	(9,110)	—	—
Net change in unrealized appreciation (depreciation)	(907,358)	9,576,120	(19,826)	1,224,657
Net realized and unrealized gain (loss)	36,059	13,447,812	34,925	1,516,188
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$68,057	$13,871,370	$89,033	$ 1,516,803

(a)	Inception date of the Fund was March 19, 2026.
(b)
For the period June 1, 2026 through June 30, 2026. As of June 1, 2026, the Fund changed its financial reporting and tax reporting fiscal year end to a June 30 fiscal year end from a May 31 fiscal year end.

(c)	For the year ended May 31, 2026.
The accompanying notes are an integral part of these financial statements.

16

STATEMENTS OF CHANGES IN NET ASSETS

	Arimathea Catholic Core Bond ETF	FIS Bright Portfolios Core Bond ETF	FIS Bright Portfolios Focused Equity ETF
	Period Ended June 30, 2026(a)	Period Ended June 30, 2026(b)	Period Ended June 30, 2026(c)	Year Ended May 31, 2026	Period Ended May 31, 2025(d)
OPERATIONS:
Net investment income (loss)	$18,926	$469,034	$75,951	$528,275	$248,850
Net realized gain (loss)	(513)	—	4,213,136	4,310,188	4,294,428
Net change in unrealized appreciation (depreciation)	(30,297)	63,794	717,989	32,231,160	(1,903,243)
Net increase (decrease) in net assets from operations	(11,884)	532,828	5,007,076	37,069,623	2,640,035
DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(7,806)	(456,110)	—	(534,157)	(7,759)
Total distributions to shareholders	(7,806)	(456,110)	—	(534,157)	(7,759)
CAPITAL TRANSACTIONS:
Subscriptions	12,016,520	52,365,510	13,380,079	54,390,118	117,269,463(e)
Redemptions	—	—	(11,543,574)	(28,206,302)	(35,175,266)
ETF transaction fees	2,203	—	—	—	—
Net increase (decrease) in net assets from capital transactions	12,018,723	52,365,510	1,836,505	26,183,816	82,094,197
Net increase (decrease) in net assets	11,999,033	52,442,228	6,843,581	62,719,282	84,726,473
NET ASSETS:
Beginning of the period	—	—	147,445,755	84,726,473	—
End of the period	$11,999,033	$ 52,442,228	$ 154,289,336	$ 147,445,755	$84,726,473
SHARES TRANSACTIONS
Shares sold	480,000	2,100,000	370,000	1,790,000	4,662,000
Shares redeemed	—	—	(320,000)	(960,000)	(1,390,000)
Total increase (decrease) in shares outstanding	480,000	2,100,000	50,000	830,000	3,272,000

(a)	Inception date of the Fund was June 12, 2026.
(b)	Inception date of the Fund was March 19, 2026.
(c)
For the period June 1, 2026 through June 30, 2026. As of June 1, 2026, the Fund changed its financial reporting and tax reporting fiscal year end to a June 30 fiscal year end from a May 31 fiscal year end.

(d)	Inception date of the Fund was December 20, 2024.
(e)	See Note 11 in Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

17

STATEMENTS OF CHANGES IN NET ASSETS(Continued)

	FIS Christian Stock Fund			FIS Faith Income ETF	FIS Tactical Equity ETF
	Period Ended June 30, 2026(a)	Year Ended May 31, 2026	Year Ended May 31, 2025	Period Ended June 30, 2026(b)	Period Ended June 30, 2026(b)
OPERATIONS:
Net investment income (loss)	$31,998	$423,558	$558,706	$ 54,108	$615
Net realized gain (loss)	943,417	3,871,692	(513,889)	54,751	291,531
Net change in unrealized appreciation (depreciation)	(907,358)	9,576,120	4,997,174	(19,826)	1,224,657
Net increase (decrease) in net assets from operations	68,057	13,871,370	5,041,991	89,033	1,516,803
DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	—	(483,661)	(477,653)	(51,748)	—
Total distributions to shareholders	—	(483,661)	(477,653)	(51,748)	—
CAPITAL TRANSACTIONS:
Subscriptions	—	16,375,526	11,507,937	6,023,872	13,638,393
Redemptions	(2,510,276)	(17,516,888)	(889,767)	—	(5,563,189)
Net increase (decrease) in net assets from capital transactions	(2,510,276)	(1,141,362)	10,618,170	6,023,872	8,075,204
Net increase (decrease) in net assets	(2,442,219)	12,246,347	15,182,508	6,061,157	9,592,007
NET ASSETS:
Beginning of the period	80,966,300	68,719,953	53,537,445	—	—
End of the period	$ 78,524,081	$80,966,300	$ 68,719,953	$ 6,061,157	$9,592,007
SHARES TRANSACTIONS
Shares sold	—	500,000	390,000	240,000	550,000
Shares redeemed	(70,000)	(540,000)	(30,000)	—	(220,000)
Total increase (decrease) in shares outstanding	(70,000)	(40,000)	360,000	240,000	330,000

(a)
For the period June 1, 2026 through June 30, 2026. As of June 1, 2026, the Fund changed its financial reporting and tax reporting fiscal year end to a June 30 fiscal year end from a May 31 fiscal year end.

(b)	Inception date of the Fund was March 19, 2026.
The accompanying notes are an integral part of these financial statements.

18

ARIMATHEA CATHOLIC CORE BOND ETF
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Period Ended June 30, 2026(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.05
Net realized and unrealized gain (loss) on investments(c)	(0.04)
Total from investment operations	0.01
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)
Total distributions	(0.02)
ETF transaction fees per share	0.01
Net asset value, end of period	$25.00
Total return(d)	0.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11,999
Ratio of expenses to average net assets(e)	0.52%
Ratio of net investment income (loss) to average net assets(e)	4.43%
Portfolio turnover rate(d)(f)	0%(g)

(a)	Inception date of the Fund was June 12, 2026.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)	Amount represents less than 0.5%.
The accompanying notes are an integral part of these financial statements.

19

FIS BRIGHT PORTFOLIOS CORE BOND ETF
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Period Ended June 30, 2026(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.32
Net realized and unrealized gain (loss) on investments(c)	(0.09)
Total from investment operations	0.23
LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)
Total distributions	(0.26)
Net asset value, end of period	$24.97
Total return(d)	0.92%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$52,442
Ratio of expenses to average net assets(e)	0.49%
Ratio of net investment income (loss) to average net assets(e)	4.48%
Portfolio turnover rate(d)(f)	0%

(a)	Inception date of the Fund was March 19, 2026.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate excludes in-kind transactions.
The accompanying notes are an integral part of these financial statements.

20

FIS BRIGHT PORTFOLIOS FOCUSED EQUITY ETF
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Period Ended June 30, 2026(g)	Year Ended May 31, 2026	Period Ended May 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$35.94	$25.89	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.02	0.15	0.09
Net realized and unrealized gain (loss) on investments(c)	1.20	10.06	0.81
Total from investment operations	1.22	10.21	0.90
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.16)	(0.01)
Total distributions	—	(0.16)	(0.01)
Net asset value, end of period	$37.16	$35.94	$25.89
Total return(d)	3.38%	39.53%	3.61%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$154,289	$147,446	$84,726
Ratio of expenses to average net assets(e)	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets(e)	0.62%	0.50%	0.77%
Portfolio turnover rate(d)(f)	6%	45%	34%

(a)	Inception date of the Fund was December 20, 2024.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)
For the period June 1, 2026 through June 30, 2026. As of June 1, 2026, the Fund changed its financial reporting and tax reporting fiscal year end to a June 30 fiscal year end from a May 31 fiscal year end.

The accompanying notes are an integral part of these financial statements.

21

FIS CHRISTIAN STOCK FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Period Ended June 30, 2026(h)	Year Ended May 31,				Period Ended May 31, 2022(a)
		2026	2025	2024	2023
PER SHARE DATA:
Net asset value, beginning of period	$35.51	$29.62	$27.32	$22.49	$23.29	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.01	0.18	0.26	0.28	0.26	0.16
Net realized and unrealized gain (loss) on investments(c)	0.01	5.93	2.26	4.76	(0.80)	(1.88)
Total from investment operations	0.02	6.11	2.52	5.04	(0.54)	(1.72)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.22)	(0.22)	(0.21)	(0.26)	—
Total distributions	—	(0.22)	(0.22)	(0.21)	(0.26)	—
ETF transaction fees per share	—	—	—	0.00(d)	—	0.01
Net asset value, end of period	$35.53	$35.51	$29.62	$27.32	$22.49	$23.29
Total return(e)	0.06%	20.71%	9.23%	22.45%	−2.29%	−6.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$78,524	$80,966	$68,720	$53,537	$22,718	$24,460
Ratio of expenses to average net assets(f)	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%
Ratio of tax expenses to average net assets(f)	—%	0.00%(g)	—%	—%	—%	—%
Ratio of net investment income (loss) to average net assets(f)	0.49%	0.57%	0.90%	1.09%	1.18%	2.14%
Portfolio turnover rate(e)(i)	0%	24%	19%	26%	27%	14%

(a)	Inception date of the Fund was February 8, 2022.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Amount represents less than $0.005 per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Amount represents less than 0.005%.
(h)
For the period June 1, 2026 through June 30, 2026. As of June 1, 2026, the Fund changed its financial reporting and tax reporting fiscal year end to a June 30 fiscal year end from a May 31 fiscal year end.

(i)	Portfolio turnover rate excludes in-kind transactions.
The accompanying notes are an integral part of these financial statements.

22

FIS FAITH INCOME ETF
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Period Ended June 30, 2026(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.32
Net realized and unrealized gain (loss) on investments(c)	0.19
Total from investment operations	0.51
LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)
Total distributions	(0.26)
Net asset value, end of period	$25.25
Total return(d)	2.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$6,061
Ratio of expenses to average net assets(e)(f)	0.65%
Ratio of net investment income (loss) to average net assets(e)(f)	4.52%
Portfolio turnover rate(d)(g)	52%

(a)	Inception date of the Fund was March 19, 2026.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Ratios do not include the expenses of the underlying investment companies in which the Fund invests.
(g)	Portfolio turnover rate excludes in-kind transactions.
The accompanying notes are an integral part of these financial statements.

23

FIS TACTICAL EQUITY ETF
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Period Ended June 30, 2026(a)
PER SHARE DATA:
Net asset value, beginning of period	$24.66
INVESTMENT OPERATIONS:
Net investment income(b)	0.00(c)
Net realized and unrealized gain (loss) on investments(d)	4.41
Total from investment operations	4.41
LESS DISTRIBUTIONS FROM:
Net investment income	—
Total distributions	—
Net asset value, end of period	$29.07
Total return(e)	17.87%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$9,592
Ratio of expenses to average net assets(f)	0.69%
Ratio of net investment income (loss) to average net assets(f)	0.02%
Portfolio turnover rate(e)(g)	0%

(a)	Inception date of the Fund was March 19, 2026.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)	Amount represents less than $0.005 per share.
(d)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate excludes in-kind transactions.
The accompanying notes are an integral part of these financial statements.

24

NOTES TO FINANCIAL STATEMENTS
June 30, 2026
NOTE 1 – ORGANIZATION
The FIS Trust (the “Trust”) was organized as a Delaware statutory trust on April 30, 2025 and is authorized to issue multiple series or portfolios. The Trust is an open-end investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of operational exchange-traded funds (“ETFs”): Arimathea Catholic Core Bond ETF (“SHRD”), FIS Bright Portfolios Core Bond ETF (“BRIB”), FIS Bright Portfolios Focused Equity ETF (“BRIF”), FIS Christian Stock Fund (“PRAY”), FIS Faith Income ETF (“FTHB”), and FIS Tactical Equity ETF (“ACTS”), (collectively, the “Funds” or individually, a “Fund”).
The investment objective and classification of each Fund:

Fund	Investment Objective	Classification
SHRD	Seeks income generation and capital preservation.	Diversified
BRIB	Seeks income generation and capital preservation.	Diversified
BRIF	Seeks long term capital appreciation.	Diversified
PRAY	Seeks long term growth of capital and income.	Diversified
FTHB	Seeks to provide current income, with long-term capital preservation as a secondary objective.	Diversified
ACTS	Seeks long-term growth of capital during up markets and protection of capital during market drawdowns.	Diversified

PRAY, a series of the FIS Trust, acquired all of the assets and liabilities of the FIS Christian Stock Fund, a series of NEOS ETF Trust in a tax-free reorganization on December 31, 2025.
BRIF, a series of the FIS Trust, acquired all of the assets and liabilities of the FIS Bright Portfolios Focused Equity ETF, a series of NEOS ETF Trust, in a tax-free reorganization on February 20, 2026.
Faith Investor Services, LLC (the “Adviser”) acts as the investment adviser to each Fund.
Arimathea acts as the sub-adviser to SHRD.
Bright Portfolios, LLC acts as the sub-adviser to BRIF and BRIB.
Asterozoa Capital Management, LLC acts as the sub-adviser to FTHB.
Vident Asset Management acts as the trading sub-adviser responsible for trading portfolio securities for BRIB, BRIF, PRAY, FTHB, and ACTS.
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Trust follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies” including Accounting Standards Update 2013-08.
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
A.
Investment Valuation. The net asset value (“NAV”) of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets of each Fund by each Fund’s number of shares outstanding.

When calculating the NAV of each Fund’s shares, securities held by the Funds are valued at market quotations when reliable market quotations are readily available. Exchange traded securities and instruments (including equity securities, depositary receipts and ETFs) are generally valued at the last reported sale price on the principal exchange on which such securities are traded (at the NASDAQ Official Closing Price for NASDAQ listed securities), as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Over-the-counter securities and instruments not traded on an exchange are generally valued at the last traded price. Investments in open-end

25

NOTES TO FINANCIAL STATEMENTS
June 30, 2026(Continued)
regulated investment companies are valued at NAV. In the absence of a recorded transaction sale price; or if the last sale price is unavailable, securities are valued at the mean between last bid and ask, as quoted. If an ask price is unavailable, the last bid price is used. Such valuations would typically be categorized as Level 1 or Level 2 in the fair value hierarchy described below.
Fixed income securities shall be valued by an independent pricing agent or by brokers using the mean between the bid and ask price. Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at market value using an evaluated mean from an approved pricing service. Such valuations would typically be categorized as Level 2 in the fair value hierarchy described below.
Money market funds are valued at NAV. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below.
When reliable market quotations are not readily available, securities are priced at their fair value as determined in good faith by the Adviser in accordance with the Trust’s valuation guidelines. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The Funds may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below.
Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. As of June 30, 2026, there were some securities held by the Funds that were internally fair valued and/or valued using a Level 2 or Level 3 valuation.
The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
Level 1 –	Quoted prices in active markets for identical assets that the Funds have the ability to access.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26

NOTES TO FINANCIAL STATEMENTS
June 30, 2026(Continued)
The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2026:
Arimathea Catholic Core Bond ETF

	Level 1	Level 2	Level 3	Total
Assets
Investments:
U.S. Treasury Securities	$—	$6,805,984	$—	$6,805,984
Corporate Bonds	—	3,074,336	—	3,074,336
Mortgage-Backed Securities	—	1,934,038	—	1,934,038
Money Market Funds	72,580	—	—	72,580
Total Investments	$72,580	$11,814,358	$—	$11,886,938

FIS Bright Portfolios Core Bond ETF

	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds	$—	$51,679,564	$—	$51,679,564
Money Market Funds	423,454	—	—	423,454
Total Investments	$423,454	$51,679,564	$—	$52,103,018

FIS Bright Portfolios Focused Equity ETF

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$147,361,905	$—	$—	$147,361,905
Money Market Funds	6,926,450	—	—	6,926,450
Total Investments	$154,288,355	$—	$—	$154,288,355

FIS Christian Stock Fund

	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stocks	$76,448,313	$—	$—	$76,448,313
Real Estate Investment Trusts	856,711	—	—	856,711
Money Market Funds	1,143,345	—	—	1,143,345
Total Investments	$78,448,369	$—	$—	$78,448,369

27

NOTES TO FINANCIAL STATEMENTS
June 30, 2026(Continued)
FIS Faith Income ETF

	Level 1	Level 2	Level 3	Total
Assets
Investments:
U.S. Treasury Securities	$—	$2,659,359	$—	$2,659,359
Corporate Bonds	—	2,167,668	—	2,167,668
Real Estate Investment Trusts - Preferred	342,660	—	—	342,660
Real Estate Investment Trusts - Common	258,030	—	—	258,030
Exchange Traded Funds	235,536	—	—	235,536
Common Stocks	44,293	—	—	44,293
Money Market Funds	321,372	—	—	321,372
Total Investments	$1,201,891	$4,827,027	$—	$6,028,918

FIS Tactical Equity ETF

	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stocks	$9,508,332	$—	$—	$9,508,332
Money Market Funds	85,588	—	—	85,588
Total Investments	$9,593,920	$—	$—	$9,593,920

Refer to the Schedule of Investments for further disaggregation of investment categories.
B.
Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expenses incurred in foreign denominated currencies are translated into U.S. dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments from the fluctuations that result from changes in the market prices of investments held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) on investments in securities and net change in unrealized appreciation (depreciation) on investments in securities on the Statements of Operations.
Net realized gains (losses) on foreign currency transactions reported on the Statements of Operations arise from sales of foreign currency, including foreign exchange contracts, net currency gains and losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net changes in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at year end.
C.
Use of Estimates. The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

28

NOTES TO FINANCIAL STATEMENTS
June 30, 2026(Continued)
D.
Federal Income Taxes. Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent each Fund distributes substantially all its taxable net investment income and net capital gains to its shareholders. Therefore, no provision for federal income tax should be required. Management of the Funds is required to determine whether a tax position taken by the Funds is more likely than not to be sustained upon examination by the applicable taxing authority. Based on its analysis, Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of June 30, 2026. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations.

E.
Distributions to Shareholders. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Funds will distribute net realized capital gains, if any, at least annually. The Funds may distribute such income dividends and capital gains more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Funds. The amount of any distribution will vary, and there is no guarantee the Funds will pay either an income dividend or a capital gains distribution.

F.
Security Transactions and Investment Income. Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Interest income is recognized on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method. Distributions received from REITs may be classified as dividends, capital gains and/or return of capital.

G.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share and are primarily due to differing book and tax treatments for in-kind redemptions. For the period ended June 30, 2026, the following adjustments were made:

	Distributable Earnings (Accumulated Loss)	Paid-in Capital
Arimathea Catholic Core Bond ETF	$—	$ —
FIS Bright Portfolios Core Bond ETF	$—	$—
FIS Bright Portfolios Focused Equity ETF	$(4,560,394)	$4,560,394
FIS Christian Stock Fund	$(829,861)	$829,861
FIS Faith Income ETF	$—	$—
FIS Tactical Equity ETF	$(291,531)	$291,531

H.
Segment Reporting. Each Fund has one reportable segment. Business activities are managed on a consolidated basis and revenues are derived primarily through each Fund’s investments in accordance with its investment objective. Each Fund’s Chief Operating Decision Maker (“CODM”) is the Fund Principal Executive Officer and Chief Executive Officer at the Adviser. The CODM assesses performance based on a Fund’s Total Return as reported in the Financial Highlights, and the same accounting policies are applied as described in the summary of significant accounting policies. Each Fund’s Total Return is utilized by the CODM to compare results, including the impact of a Fund’s costs, to a Fund’s competitors and to a Fund’s benchmark index.

29

NOTES TO FINANCIAL STATEMENTS
June 30, 2026(Continued)
NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS
Management
The Adviser acts as each Fund’s investment adviser pursuant to an investment advisory agreement with the Trust (the “Investment Advisory Agreement”).
Bright Portfolios, LLC acts as the sub-adviser to BRIF and BRIB, Asterozoa Capital Management, LLC acts as the sub-adviser to FTHB, and Vident Asset Management acts as the trading sub-adviser to BRIB, BRIF, PRAY, FTHB and ACTS (the “Sub-Advisers”) pursuant to investment sub-advisory agreements with the Adviser (the “Sub-Advisory Agreements”) through the reporting period.
Under the terms of the Investment Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment management services to the Funds and oversees the day-to-day operations of the Funds, subject to the supervision of the Board of Trustees (the “Board”) and the officers of the Trust. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser, on behalf of the Funds, has entered into Sub-Advisory Agreements with each of the Sub-Advisers. The Sub-Advisers are responsible for the day-to-day management of their specific Fund’s portfolio, subject to the supervision and oversight of the Adviser and the Board. The Adviser oversees the Sub-Advisers for compliance with the Funds’ investment objectives, policies, strategies and restrictions. The Board oversees the Adviser and the Sub-Advisers, establishes policies that they must follow in their advisory activities, and oversees the hiring and termination of sub-advisers recommended by the Adviser.
Pursuant to the Investment Advisory Agreement, each Fund pays the Adviser a monthly unitary management fee at an annual rate of:

Arimathea Catholic Core Bond ETF	0.52%
FIS Bright Portfolios Core Bond ETF	0.49%
FIS Bright Portfolios Focused Equity ETF	0.65%
FIS Christian Stock Fund	0.68%
FIS Faith Income ETF	0.65%
FIS Tactical Equity ETF	0.69%

For the period ended June 30, 2026, each Fund incurred management fees of:
For the period ended June 30, 2026 and the year ended May 31, 2026, each Fund incurred management fees of:

	June 30, 2026	May 31, 2026
Arimathea Catholic Core Bond ETF	$2,223	—
FIS Bright Portfolios Core Bond ETF	$51,341	—
FIS Bright Portfolios Focused Equity ETF	$79,957	$684,059
FIS Christian Stock Fund	$44,821	$504,432
FIS Faith Income ETF	$8,358	—
FIS Tactical Equity ETF	$17,889	—

Pursuant to each Sub-Advisory Agreement, the Adviser compensates the Sub-Advisers out of the management fees it receives from the Funds.
Under the Investment Advisory Agreement, the Adviser pays all operating expenses of the Funds, except for certain expenses, including but not limited to, interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, and the management fee payable to the Adviser under the Investment Advisory Agreement.

30

NOTES TO FINANCIAL STATEMENTS
June 30, 2026(Continued)
Distribution and Fund Officers
Foreside Fund Services, LLC (the “Distributor”) serves as the principal underwriter for shares of the Funds and acts as each Fund’s distributor in a continuous public offering of the Funds’ shares and serves as the distributor of Creation Units for the Funds. Shares are continuously offered for sale by the Trust through the Distributor only in Creation Units, as described further in Note 6. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc.
Foreside Fund Officer Services, LLC, an affiliate of the Distributor, provides the Trust with a Chief Compliance Officer and Principal Financial Officer.
As of June 30, 2026, certain officers and Trustees of the Trust were also officers or employees of the Adviser or affiliated with the Distributor and received no fees from the Trust for serving as officers.
NOTE 4 – PURCHASES AND SALES OF SECURITIES
The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the period ended June 30, 2026, were as follows:

	Purchases	Sales
Arimathea Catholic Core Bond ETF	$11,893,308	$47,890
FIS Bright Portfolios Core Bond ETF	—	—
FIS Bright Portfolios Focused Equity ETF	9,156,751	10,554,784
FIS Christian Stock Fund	—	15,759
FIS Faith Income ETF	4,933,971	2,329,348
FIS Tactical Equity ETF	—	—

The costs of purchases and sales of in-kind transactions, during the period ended June 30, 2026, were as follows:

	Purchases In-Kind	Sales In-Kind
Arimathea Catholic Core Bond ETF	$—	$—
FIS Bright Portfolios Core Bond ETF	50,440,660	—
FIS Bright Portfolios Focused Equity ETF	12,793,882	10,650,855
FIS Christian Stock Fund	—	2,379,619
FIS Faith Income ETF	3,071,067	—
FIS Tactical Equity ETF	13,499,874	5,507,730

The costs of purchases and sales of U.S. Government securities, excluding short-term securities, during the period ended June 30, 2026, were as follows:

	Purchases U.S. Government	Sales U.S. Government
Arimathea Catholic Core Bond ETF	$6,806,972	$—
FIS Bright Portfolios Core Bond ETF	—	—
FIS Bright Portfolios Focused Equity ETF	—	—
FIS Christian Stock Fund	—	—
FIS Faith Income ETF	4,322,027	1,648,195
FIS Tactical Equity ETF	—	—

31

NOTES TO FINANCIAL STATEMENTS
June 30, 2026(Continued)
NOTE 5 – TAX MATTERS
The tax character of the distributions paid during the period ended June 30, 2026, year ended May 31, 2026 and year or period ended May 31, 2025 are as follows:

	Period Ended June 30, 2026 Ordinary Income	Year Ended May 31, 2026 Ordinary Income	Year or Period May 31, 2025 Ordinary Income
Arimathea Catholic Core Bond ETF	$7,806	$—	$—
FIS Bright Portfolios Core Bond ETF	456,110	—	—
FIS Bright Portfolios Focused Equity ETF	—	534,157	7,759
FIS Christian Stock Fund	—	483,661	477,653
FIS Faith Income ETF	51,748	—	—
FIS Tactical Equity ETF	—	—	—

Net capital losses incurred after October 31 and late year losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. For the period ended June 30, 2026, the Funds did not have any late year losses nor post October losses. Capital loss carry forwards will retain their character as either short-term or long-term capital losses. At June 30, 2026, the following capital loss carry forwards were available:

	Indefinite Short-Term	Indefinite Long-Term	Total
Arimathea Catholic Core Bond ETF	$513	$—	$513
FIS Bright Portfolios Core Bond ETF	$—	$—	$—
FIS Bright Portfolios Focused Equity ETF	$2,422,535	$1,307,186	$3,729,721
FIS Christian Stock Fund	$1,854,403	$3,069,213	$4,923,616
FIS Faith Income ETF	$—	$—	$—
FIS Tactical Equity ETF	$—	$—	$—

As of June 30, 2026, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Arimathea Catholic Core Bond ETF	Bright Portfolios Core Bond ETF	Bright Portfolios Focused Equity ETF
Federal income tax cost of investments	$11,917,235	$52,039,224	$119,256,032
Aggregate gross unrealized appreciation	4,726	150,579	37,754,855
Aggregate gross unrealized (depreciation)	(35,023)	(86,785)	(2,722,532)
Net unrealized appreciation (depreciation)	(30,297)	63,794	35,032,323
Undistributed Ordinary Income	11,120	207,875	311,382
Undistributed Long Term Capital Gains	—	—	—
Distributable Earnings	11,120	207,875	311,382
Accumulated capital and other gain/(loss)	(513)	(194,951)	(3,729,721)
Total distributable earnings (accumulated loss)	$(19,690)	$76,718	$31,613,984

32

NOTES TO FINANCIAL STATEMENTS
June 30, 2026(Continued)

	Christian Stock Fund	Faith Income ETF	Tactical Equity ETF
Federal income tax cost of investments	$57,661,764	$6,048,744	$8,369,263
Aggregate gross unrealized appreciation	25,297,560	6,836	1,607,418
Aggregate gross unrealized (depreciation)	(4,510,955)	(26,662)	(382,761)
Net unrealized appreciation (depreciation)	20,786,605	(19,826)	1,224,657
Undistributed Ordinary Income	326,572	74,157	615
Undistributed Long Term Capital Gains	—	—	—
Distributable Earnings	326,572	74,157	615
Accumulated capital and other gain/(loss)	(4,923,990)	(17,046)	—
Total distributable earnings (accumulated loss)	$16,189,187	$37,285	$1,225,272

NOTE 6 – SHARE TRANSACTIONS
Each Fund currently offers one class of shares, which has no front-end sales loads, no deferred sales charges, and no redemption fees. The standard fixed transaction fees for the funds, payable to the Custodian are:

Fund	Fixed Fee
SHRD	$500
BRIB	$500
BRIF	$500
PRAY	$500
FTHB	$300
ACTS	$300

Additionally, a variable transaction fee may be charged by the Funds of up to a maximum of 2% of the value of the Creation Units (inclusive of any transaction fees charged), for each creation or redemption. Variable transaction fees are imposed to compensate the Funds for the transaction costs associated with creation and redemption transactions. The Adviser may adjust or waive the transaction fees from time to time. The Funds may each issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.
Shares of the Funds are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for the Shares may be different from their net asset value (“NAV”). The Funds will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” The Creation Unit sizes for each fund are as follows:

Fund	Creation Unit Size
SHRD	10,000
BRIB	50,000
BRIF	10,000
PRAY	10,000
FTHB	80,000
ACTS	10,000

Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash. Once created, shares generally will trade in the secondary market in amounts less than a Creation Unit and at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or (ii) a participant in the Depository Trust Company (“DTC”) and, in each case, must have executed a Participant Agreement with the Funds’ Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or

33

NOTES TO FINANCIAL STATEMENTS
June 30, 2026(Continued)
redeem shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.
Authorized Participants purchasing and redeeming Creation Units may pay a fixed purchase transaction fee and a fixed redemption transaction fee directly to the Fund’s Administrator to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such fees would be included in the receivable for fund shares sold on the Statement of Assets and Liabilities. Transaction fees assessed during the period are noted as ETF transaction fees on the Statement of Changes in Net Assets. For the period ended June 30, 2026 the Arimathea Catholic Core Bond ETF had $2,203 in ETF transaction fees.
NOTE 7 – BENEFICIAL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of the date of these financial statements, Faith Investor Services, LLC, the investment adviser to each Fund, has voting power and shares represented below:

Fund	Voting Power Shares	% of Shares Outstanding
Arimathea Catholic Core Bond ETF	0	0.00%
FIS Bright Portfolios Core Bond ETF	0	0.00%
FIS Bright Portfolios Focused Equity ETF	34	0.00%(a)
FIS Christian Stock Fund	942,531	42.65%
FIS Faith Income ETF	131,532	54.81%
FIS Tactical Equity ETF	176,756	53.56%

(a)	Less than 0.05%
NOTE 8 – PRINCIPAL RISKS
As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. The Funds are subject to the principal risks, any of which may adversely affect each Fund’s NAV, trading price, yield, total return and ability to meet their investment objectives. A description of principal risks is included in each prospectus under the heading “Principal Investment Risks”.
NOTE 9 –INDEMNIFICATIONS
In the normal course of business, the Trust, on behalf of the Funds, enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Trust organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. The Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.
NOTE 10 – FIS BRIGHT PORTFOLIOS FOCUSED EQUITY ETF IN-KIND CONTRIBUTION
As part of Bright Portfolios ETF’s commencement of operations on December 20, 2024, the Fund received an in-kind contribution from accounts managed by Bright Portfolios, LLC, which consisted of $21,559,443 of securities which were recorded at their current value to align the Fund’s performance with ongoing financial reporting. However, as the transaction was determined to be a nontaxable transaction by management, the Fund elected to retain the securities’ original cost basis for tax purposes. The cost of the contributed securities as of December 20, 2024 was $16,251,665, resulting in net unrealized appreciation on investments of $5,307,778 as of that date. As a result of the in-kind contribution, the Fund issued 862,000 shares at a $25.01 per share net asset value.

34

NOTES TO FINANCIAL STATEMENTS
June 30, 2026(Continued)
NOTE 11 – SUBSEQUENT EVENTS
Management has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements.
NOTE 12 – FUND REORGANIZATION
The Christian Stock Fund acquired all of the assets and liabilities of the Christian Stock Fund (the “Christian Predecessor Fund”), a series of the NEOS ETF Trust in a tax-free reorganization on December 31, 2025. Effective December 31, 2025, the assets and liabilities of the Christian Predecessor Fund were transferred to the Fund in exchange for shares of the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, for tax purposes and book purposes the cost basis of the investments received from the Christian Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Costs incurred by the Fund in connection with the reorganization were paid by the Adviser. The fiscal year end of the Christian Predecessor Fund was May 31, the Fund’s fiscal year end is June 30. Operations prior to December 31, 2025, were for the Christian Predecessor Fund.

FIS Christian Stock Fund	Before Reorganization	After Reorganization
Net Assets	$72,615,942	$72,615,942
Shares Outstanding .	2,330,000	2,330,000
Net Asset Value Per Share .	$31.17	$31.17
Net Unrealized Appreciation .	$15,694,021	$15,694,021

The Bright Portfolios ETF acquired all of the assets and liabilities of the Bright Portfolios ETF (the “Bright Predecessor Fund”), a series of the NEOS ETF Trust in a tax-free reorganization on February 20, 2026. Effective February 20, 2026, the assets and liabilities of the Bright Predecessor Fund were transferred to the Fund in exchange for shares of the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, for tax purposes and book purposes the cost basis of the investments received from the Bright Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Costs incurred by the Fund in connection with the reorganization were paid by the Adviser. The fiscal year end of the Bright Predecessor Fund was May 31, and the Fund is June 30. Operations prior to February 20, 2026, were for the Bright Predecessor Fund.

FIS Bright Portfolios Focused Equity ETF	Before Reorganization	After Reorganization
Net Assets	$111,779,107	$111,779,107
Shares Outstanding .	3,622,000	3,622,000
Net Asset Value Per Share .	$30.86	$30.86
Net Unrealized Appreciation .	$16,808,954	$16,808,954

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders of Arimathea Catholic Core Bond ETF, FIS Bright Portfolios Core Bond ETF, FIS Bright Portfolios Focused Equity ETF, FIS Christian Stock Fund, FIS Faith Income ETF, FIS Tactical Equity ETF and Board of Trustees of FIS Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Arimathea Catholic Core Bond ETF, FIS Bright Portfolios Core Bond ETF, FIS Bright Portfolios Focused Equity ETF, FIS Christian Stock Fund, FIS Faith Income ETF and FIS Tactical Equity ETF (the “Funds”), each a series of FIS Trust, as of June 30, 2026, the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2026, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Arimathea Catholic Core Bond ETF	For the period June 12, 2026 (inception date) through June 30, 2026
FIS Bright Portfolios Core Bond ETF	For the period March 19, 2026 (inception date) through June 30, 2026
FIS Bright Portfolios Focused Equity ETF	For the period June 1, 2026 through June 30, 2026 and for the year ended May 31, 2026	For the period June 1, 2026 through June 30, 2026, the year ended May 31, 2026 and for the period December 20, 2024 (inception date) through May 31, 2025
FIS Christian Stock Fund	For the period June 1, 2026 through June 30, 2026 and for the year ended May 31, 2026	For the period June 1, 2026 through June 30, 2026 and for each of the years in the two year period ended May 31, 2026	For the period June 1, 2026 through June 30, 2026 and for each of the years in the four year period ended May 31, 2026
FIS Faith Income ETF	For the period March 19, 2026 (inception date) through June 30, 2026
FIS Tactical Equity ETF	For the period March 19, 2026 (inception date) through June 30, 2026

FIS Christian Stock Fund’s financial highlights for the period ended May 31, 2022, were audited by other auditors whose report dated July 27, 2022, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM(Continued)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Funds advised by Faith Investor Services, LLC since 2023.

COHEN & COMPANY, LTD.
Chicago, Illinois
August 28, 2026

37

OTHER NON-AUDITED INFORMATION
June 30, 2026
TAX INFORMATION
For the period ended June 30, 2026, certain dividends paid by the Funds may be subject to reduced tax rates, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Arimathea Catholic Core Bond ETF	0.00%
FIS Bright Portfolios Core Bond ETF	0.00%
FIS Bright Portfolios Focused Equity ETF	0.00%
FIS Christian Stock Fund	0.00%
FIS Faith Income ETF	2.77%
FIS Tactical Equity ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended June 30, 2026 were as follows:

Arimathea Catholic Core Bond ETF	0.00%
FIS Bright Portfolios Core Bond ETF	0.00%
FIS Bright Portfolios Focused Equity ETF	0.00%
FIS Christian Stock Fund	0.00%
FIS Faith Income ETF	2.75%
FIS Tactical Equity ETF	0.00%

For the period ended June 30, 2026, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the Funds were as follows:

Arimathea Catholic Core Bond ETF	0.00%
FIS Bright Portfolios Core Bond ETF	0.00%
FIS Bright Portfolios Focused Equity ETF	0.00%
FIS Christian Stock Fund	0.00%
FIS Faith Income ETF	0.00%
FIS Tactical Equity ETF	0.00%

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
Information regarding how often shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds are available on the Funds’ website at www.faithinvestorservices.com.
DISCLOSURE OF PORTFOLIO HOLDINGS
FIS Trust files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year to date as exhibits to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Funds’ full portfolio holdings are updated daily and available on the Funds website at www.faithinvestorservices.com.
PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statements of Additional Information (“SAIs”). The SAIs are available without charge upon request by calling toll-free at (833) 833-1311, by accessing the SEC’s website at http://www.sec.gov, or by accessing the Funds’ website at www.faithinvestorservices.com. Information on how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling (833) 833-1311 or by accessing the website of the SEC.

38

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES (Unaudited)
An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must disclose the information concerning changes in and disagreements with accountants and on accounting and financial disclosure required by Item 304 of Regulation S-K [17 CFR 229.304].
Response: None for the period contained within this report.

39

PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES (Unaudited)
If any matter was submitted during the period covered by the report to a vote of shareholders of an open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A], through the solicitation of proxies or otherwise, the company must furnish the following information:
(1)	The date of the meeting and whether it was an annual or special meeting.
(2)	If the meeting involved the election of directors, the name of each director elected at the meeting and the name of each other director whose term of office as a director continued after the meeting.
(3)
A brief description of each matter voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each matter or nominee for office.

Response: FIS Christian Stock Fund held a special meeting of shareholders on December 29, 2025 where the Fund’s shareholders approved the reorganization of the Fund’s into FIS Trust. The Fund reorganization closed on December 31, 2025.
On December 29, 2025, FIS Bright Portfolios Focused Equity ETF held a special meeting of shareholders (the “Special Meeting”). At the Special Meeting, the shareholders of the Fund were asked to approve an Agreement and Plan of Reorganization pursuant to which the Fund will be reorganized into a new shell series of FIS Trust, as approved by the Board of Trustees of NEOS ETF Trust. The Special Meeting for the Fund was adjourned to January 21, 2026 so that the Fund may solicit additional votes of shares necessary to approve the reorganization. The Fund’s shareholders approved the Fund’s reorganization on February 19, 2026 and the reorganization closed on February 20, 2026.

40

REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES (Unaudited)
Unless the following information is disclosed as part of the financial statements included in Item 7, an open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must disclose the aggregate remuneration paid by the company during the period covered by the report to:
(1)	All directors and all members of any advisory board for regular compensation;
(2)	Each director and each member of an advisory board for special compensation;
(3)	All officers; and
(4)	Each person of whom any officer or director of the Fund is an affiliated person
Response: Each current Independent Trustee is paid an annual retainer of $10,000 for his or her services as a Board member to the Trust, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.
Independent Trustee fees are paid by the Adviser to each series of the Trust through the applicable adviser’s unitary management fee, and not by the Fund. Annual Trustee fees may be reviewed periodically and changed by the Board.
The Trust does not have a bonus, profit sharing, pension or retirement plan.

41

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(Unaudited)
APPROVAL OF FAITH INVESTOR SERVICES, LLC ADVISORY AGREEMENT
During the Meeting of the Board held February 18, 2026, the Board including the Independent Trustees of the Board, reviewed: (i) the nature and quality of the advisory services to be provided by Faith Investor Services, LLC (the “Adviser”), including the experience and qualifications of the personnel providing such services; (ii) the performance of the Arimathea Catholic Core Bond ETF (“SHRD”), FIS Bright Portfolios Core Bond ETF (“BRIB”), FIS Faith Income ETF (“FTHB”), and FIS Tactical Equity ETF (“ACTS”) (each, a “New ETF” and collectively, the “New ETFs”), noting that the New ETFs had not yet launched; (iii) the proposed fees and expenses of the New ETFs; (iv) the anticipated profitability of the New ETFs to the Adviser; (v) potential economies of scale; (vi) possible fall-out benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the New ETFs); and (vii) possible conflicts of interest. In considering the approval of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.
The Board exercised its own business judgment in determining its conclusions and its conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement.
Nature, Extent and Quality of Service
The Board reviewed materials provided by the Adviser related to the proposed approval of the Advisory Agreement. The Board reviewed the background information of the Adviser’s key investment professionals who would be servicing the New ETFs, noting their satisfaction with the individuals’ educations and wide range of industry experience. The Board acknowledged that the Adviser was responsible for overseeing the sub-advisers Arimathea, Asterozoa Capital Management, LLC, and Bright Portfolios, LLC (each a “Sub-Adviser” and collectively the “Sub-Advisers”). The Board also noted that the Adviser would be responsible for overseeing the trading sub-adviser Vident Asset Management (the “Trading Sub-Adviser”). The Board discussed the processes the Adviser had in place to ensure compliance with each New ETF’s investment strategy as well as the New ETFs and Trust limitations and policies. The Board agreed that the Adviser had sufficient quality and depth of personnel, compliance program along with the resources to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the New ETFs would be satisfactory. The Board determined that the Adviser could be expected to provide high quality service to the New ETFs and their respective shareholders.
Performance.
Because the New ETFs had not yet commenced operations, the Board was not able to review the New ETFs’ past performance. The Board considered the performance of the other series advised by the Adviser and concluded that the Adviser had the potential to deliver strong returns for shareholders.
Fees and Expenses.
SHRD: The Board noted that the Adviser’s proposed a unitary advisory fee of 0.52%. The Board discussed that the proposed advisory fee was above the peer group average, but well within the range for the peer group. The Board acknowledged that the New ETF’s expense ratio was below the peer group average and significantly below the peer group high. Given these considerations, the Board concluded that the Adviser’s proposed advisory fee for the New ETF was not unreasonable.
BRIB: The Board noted that NEOS proposed an advisory fee of 0.49%, which was also a unitary fee. The Board observed that the advisory fee was above the peer group average, but below the peer group high. The Board noted that the New ETF’s expense ratio was well below the peer group average. The Board recognized that the proposed advisory fee was in the middle of the range of advisory fees for the peer group. After further discussion, the Board concluded the proposed advisory fee was not unreasonable.
FTHB: The Board observed the Adviser proposed a 0.65% unitary fee. The Board noted that the proposed fee was above the average of the peer group, but the New ETF’s expense ratio was below the peer group average. The Board acknowledged that the New ETF would be transacting significantly more complex products than its peer group. After further discussion, the Board determined the proposed advisory fee was not unreasonable.

42

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(Unaudited)(Continued)
ACTS: The Board reviewed the proposed advisory fee of 0.69%, which is a unitary fee, and overall expenses compared to peer funds. The Board observed that the New ETF’s advisory fee and net expense ratio was within the range for its peer group. The Board acknowledged that the New ETF would be more active than members of its peer group and that members of the peer group maintained larger assets under management. Given these considerations, the Board concluded that the Adviser’s proposed advisory fee was not unreasonable.
Economies of Scale
The Board discussed the Adviser’s asset projections for each New ETF and acknowledged Adviser’s position that economies of scale were unlikely to be realized for any of the New ETFs within the near future.
Profitability
The Board considered the level of profits that could be expected to accrue to the Adviser with respect to each New ETF based on profitability projections and analysis prepared by the Adviser and the selected financial information of the Adviser provided by the Adviser to the Board. The Board observed that the Adviser did not expect to earn a profit from advising SHRD, FTHB, and ACTS in the first year and expected a negligible profit in connection with managing BRIB in the first year. After further discussion, the Board concluded the anticipated profits from the Adviser’s relationship with each New ETF would not be excessive.
Conclusion
Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Board concluded that approval of the advisory agreement was in the best interest of each New ETF and its future shareholders.
APPROVAL OF ARIMATHEA SUB-ADVISORY AGREEMENT
During the Meeting of the Board held on February 18, 2026, the Board reviewed and discussed the written materials that were provided by Arimathea (the “Sub-Adviser”) in advance of the Meeting and deliberated on the approval of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser on behalf of the Arimathea Catholic Core Bond ETF (the ”Fund”). The Board, including the Independent Trustees, reviewed: (i) the nature and quality of the trading advisory services and related services to be provided by the Sub-Adviser, including the experience and qualifications of the personnel providing such services; (ii) the performance history of the Fund, noting that it had not yet launched; (iii) the proposed fees and expense of the Fund, including the proposed sub-advisory fee to be paid by the Adviser to the Sub-Adviser; (iv) the anticipated profitability of the Fund to the Sub-Adviser; (v) potential economies of scale; (vi) possible fall-out benefits to the Sub-Adviser and its affiliates (i.e., the ancillary benefits realized by the Sub-Adviser and its affiliates from the Sub-Adviser’s relationship with the Trust); and (vii) possible conflicts of interest. In considering the approval of the Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.
Nature, Extent and Quality of Services
The Board reviewed the Sub-Adviser’s personnel and the experience, education and industry credentials each individual provided. The Board discussed the Sub-Adviser’s compliance program and policies and procedures along with its broker-dealer selection process. The Board agreed that the Sub-Adviser had the resources and ability to appropriately perform its duties under the Sub-Advisory Agreement. The Board concluded the Sub-Adviser’s services to the Fund would be satisfactory.
Performance
The Board discussed the services the Sub-Adviser provided. The Board noted that the Sub-Adviser would select broker-dealers to execute purchase and sale transactions and other services. The Board acknowledged that the Fund did not have performance information yet as the Fund had not yet launched.

43

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(Unaudited)(Continued)
Fees and Expenses
The Board reviewed the proposed sub-advisory fee payable by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement. The Board discussed the fee in connection to the allocation of fees and responsibilities between the Adviser and Sub-Adviser. The Board acknowledged that the Sub-Adviser would be paid by the Adviser rather than the Fund. The Board understood that the Adviser believed that the sub-advisory fees to be paid to the Sub-Adviser were reasonable based on the services to be performed by the Sub-Adviser. Based on the representations of the Adviser and Sub-Adviser and the meeting materials provided, the Board concluded that the sub-advisory fee to be paid to the Sub-Adviser was reasonable.
Profitability
The Board reviewed the profitability analysis provided by the Sub-Adviser. The Board acknowledged that the Sub-Adviser did anticipate earning a marginal profit in the first year of sub-advising the Fund, but excess profitability was not a concern at this time.
Economies of Scale
The Board recognized that this was primarily an adviser level issue and had been considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense and the estimated growth of the Fund.
Conclusion
Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the Sub-Advisory Agreement was in the best interest of the Fund and its future shareholders.
APPROVAL OF BRIGHT PORTFOLIOS, LLC SUB-ADVISORY AGREEMENT
During the Meeting of the Board held on February 18, 2026, the Board reviewed and discussed the written materials that were provided by Bright Portfolios, LLC (the “Sub-Adviser”) in advance of the Meeting and deliberated on the approval of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser on behalf of the FIS Bright Portfolios Core Bond ETF (the ”Fund”). The Board, including the Independent Trustees, reviewed: (i) the nature and quality of the trading advisory services and related services to be provided by the Sub-Adviser, including the experience and qualifications of the personnel providing such services; (ii) the performance history of the Fund, noting that it had not yet launched; (iii) the proposed fees and expense of the Fund, including the proposed sub-advisory fee to be paid by the Adviser to the Sub-Adviser; (iv) the anticipated profitability of the Fund to the Sub-Adviser; (v) potential economies of scale; (vi) possible fall-out benefits to the Sub-Adviser and its affiliates (i.e., the ancillary benefits realized by the Sub-Adviser and its affiliates from the Sub-Adviser’s relationship with the Trust); and (vii) possible conflicts of interest. In considering the approval of the Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.
Nature, Extent and Quality of Services
The Board reviewed the Sub-Adviser’s personnel and the experience, education and industry credentials each individual provided. The Board discussed the Sub-Adviser’s compliance program and policies and procedures along with its broker-dealer selection process. The Board agreed that the Sub-Adviser had the resources and ability to appropriately perform its duties under the Sub-Advisory Agreement. The Board concluded the Sub-Adviser’s services to the Fund would be satisfactory.
Performance
The Board discussed the services the Sub-Adviser provided. The Board noted that the Sub-Adviser would select broker-dealers to execute purchase and sale transactions and other services. The Board acknowledged that the Fund did not have performance information yet as the Fund had not yet launched but agreed that it was familiar with the sub-advisory services the Sub-Adviser provided.

44

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(Unaudited)(Continued)
Fees and Expenses
The Board reviewed the proposed sub-advisory fee payable by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement. The Board discussed the fee in connection to the allocation of fees and responsibilities between the Adviser and Sub-Adviser. The Board acknowledged that the Sub-Adviser would be paid by the Adviser rather than the Fund. The Board understood that the Adviser believed that the sub-advisory fees to be paid to the Sub-Adviser were reasonable based on the services to be performed by the Sub-Adviser. Based on the representations of the Adviser and Sub-Adviser and the meeting materials provided, the Board concluded that the sub-advisory fee to be paid to the Sub-Adviser was reasonable.
Profitability
The Board reviewed the profitability analysis provided by the Sub-Adviser. The Board acknowledged that the Sub-Adviser did not anticipate earning a profit in the first year of sub-advising the Fund and a marginal profit in the second year, and therefore concluded that excess profitability was not a concern at this time.
Economies of Scale
The Board recognized that this was primarily an adviser level issue and had been considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense and the estimated growth of the Fund.
Conclusion
Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the Sub-Advisory Agreement was in the best interest of the Fund and its future shareholders.
APPROVAL OF ASTEROZOA CAPITAL MANAGEMENT, LLC SUB-ADVISORY AGREEMENT
During the Meeting of the Board held on February 18, 2026, the Board reviewed and discussed the written materials that were provided by Asterozoa Capital Management, LLC (the “Sub-Adviser”) in advance of the Meeting and deliberated on the approval of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser on behalf of the FIS Faith Income ETF (the ”Fund”). The Board, including the Independent Trustees, reviewed: (i) the nature and quality of the trading advisory services and related services to be provided by the Sub-Adviser, including the experience and qualifications of the personnel providing such services; (ii) the performance history of the Fund, noting that it had not yet launched; (iii) the proposed fees and expense of the Fund, including the proposed sub-advisory fee to be paid by the Adviser to the Sub-Adviser; (iv) the anticipated profitability of the Fund to the Sub-Adviser; (v) potential economies of scale; (vi) possible fall-out benefits to the Sub-Adviser and its affiliates (i.e., the ancillary benefits realized by the Sub-Adviser and its affiliates from the Sub-Adviser’s relationship with the Trust); and (vii) possible conflicts of interest. In considering the approval of the Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.
Nature, Extent and Quality of Services
The Board reviewed the Sub-Adviser’s personnel and the experience, education and industry credentials each individual provided. The Board discussed the Sub-Adviser’s compliance program and policies and procedures along with its broker-dealer selection process. The Board agreed that the Sub-Adviser had the resources and ability to appropriately perform its duties under the Sub-Advisory Agreement. The Board concluded the Sub-Adviser’s services to the Fund would be satisfactory.
Performance
The Board discussed the services the Sub-Adviser provided. The Board noted that the Sub-Adviser would select broker-dealers to execute purchase and sale transactions and other services. The Board acknowledged that the Fund did not have performance information yet as the Fund had not yet launched.

45

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(Unaudited)(Continued)
Fees and Expenses
The Board reviewed the proposed sub-advisory fee payable by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement. The Board discussed the fee in connection to the allocation of fees and responsibilities between the Adviser and Sub-Adviser. The Board acknowledged that the Sub-Adviser would be paid by the Adviser rather than the Fund. The Board understood that the Adviser believed that the sub-advisory fees to be paid to the Sub-Adviser were reasonable based on the services to be performed by the Sub-Adviser. Based on the representations of the Adviser and Sub-Adviser and the meeting materials provided, the Board concluded that the sub-advisory fee to be paid to the Sub-Adviser was reasonable.
Profitability
The Board reviewed the profitability analysis provided by the Sub-Adviser. The Board acknowledged that the Sub-Adviser did not anticipate earning a profit in the first year of sub-advising the Fund and a marginal profit in the second year. Therefore, the Board concluded that excess profitability was not a concern at this time.
Economies of Scale
The Board recognized that this was primarily an adviser level issue and had been considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense and the estimated growth of the Fund.
Conclusion
Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the Sub-Advisory Agreement was in the best interest of the Fund and its future shareholders.
APPROVAL OF VIDENT ASSET MANAGEMENT TRADING SUB-ADVISORY AGREEMENT
During the Meeting of the Board held on February 18, 2026, the Board reviewed and discussed the written materials that were provided by Vident Asset Management (the “Trading Sub-Adviser”) in advance of the Meeting and deliberated on the approval of the Trading Sub-Advisory Agreement between the Adviser and the Trading Sub-Adviser on behalf of FIS Christian Stock Fund (“PRAY”), FIS Bright Portfolios Core Bond ETF (“BRIB”), FIS Faith Income ETF (“FTHB”), and FIS Tactical Equity ETF (“ACTS”) (each, a “Fund” and collectively, the “Funds”). The Board, including the Independent Trustees, reviewed: (i) the nature and quality of the trading advisory services and related services to be provided by the Trading Sub-Adviser, including the experience and qualifications of the personnel providing such services; (ii) the performance history of each Fund, noting that most had not yet launched; (iii) the proposed fees and expense of each Fund, including the proposed trading sub-advisory fee to be paid by the Adviser to the Trading Sub-Adviser; (iv) the anticipated profitability of each Fund to the Trading Sub-Adviser; (v) potential economies of scale; (vi) possible fall-out benefits to the Trading Sub-Adviser and its affiliates (i.e., the ancillary benefits realized by the Trading Sub-Adviser and its affiliates from the Trading Sub-Adviser’s relationship with the Trust); and (vii) possible conflicts of interest. In considering the approval of the Trading Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.
Nature, Extent and Quality of Services
The Board reviewed the Trading Sub-Adviser’s personnel and the experience, education and industry credentials each individual provided. The Board discussed the Trading Sub-Adviser’s compliance program and policies and procedures. The Board agreed that the Trading Sub-Adviser had the resources and ability to appropriately perform its duties under the Trading Sub-Advisory Agreement. The Board concluded the Trading Sub-Adviser’s services to each Fund would be satisfactory.
Performance
The Board discussed the services the Trading Sub-Adviser provided. The Board noted that the types of services that the Trading Sub-Adviser would provide. The Board acknowledged that each Fund did not have performance information yet as each Fund had not yet launched but agreed that it was very familiar with the trading sub-advisory services the Trading Sub-Adviser provided.

46

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(Unaudited)(Continued)
Fees and Expenses
The Board reviewed the proposed trading sub-advisory fee payable by the Adviser to the Trading Sub-Adviser under each Trading Sub-Advisory Agreement. The Board discussed the fee in connection to the allocation of fees and responsibilities between the Adviser and Trading Sub-Adviser. The Board acknowledged that the Trading Sub-Adviser would be paid by the Adviser rather than the Funds. The Board understood that the Adviser believed that the trading sub-advisory fees to be paid to the Trading Sub-Adviser were reasonable based on the services to be performed by the Trading Sub-Adviser. Based on the representations of the Adviser and Trading Sub-Adviser and the meeting materials provided, the Board concluded that the trading sub-advisory fee to be paid to the Trading Sub-Adviser was reasonable.
Profitability
The Board reviewed the profitability analysis provided by the Trading Sub-Adviser. The Board acknowledged that the Trading Sub-Adviser did not anticipate earning a profit on the Funds until each Fund achieved a designated amount of assets under management. Therefore, the Board concluded that excess profitability was not a concern at this time.
Economies of Scale
The Board recognized that this was primarily an adviser level issue and had been considered with respect to the overall advisory agreement, taking into consideration the impact of the trading sub-advisory expense and the estimated growth of the Funds.
Conclusion
Having requested and received such information from the Trading Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of each Trading Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that approval of each Trading Sub-Advisory Agreement was in the best interest of the respective Fund and its future shareholders.

47

(b) Financial Highlights are included within the financial statements filed under Item 7(a) of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Response included within Item 7(a) of this Form.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Response included within Item 7(a) of this Form.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Response included within Item 7(a) of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Response included within Item 7(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIS Trust

By:	/s/ Steven T. Nelson
Steven T. Nelson
President/Principal Executive Officer

Date:	September 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Steven T. Nelson
Steven T. Nelson
President/Principal Executive Officer

Date:	September 3, 2026

By:	/s/ Josh Hunter
Josh Hunter
Treasurer/Principal Financial Officer

Date:	September 3, 2026